Exhibit 28 (a) under Form N-1A
Exhibit 3 (i) under Item 601/Reg. S-K

Accepted As Amendment #3

FEDERATED EQUITY FUNDS

(Formerly, Federated Growth Trust)

AMENDED AND RESTATED DECLARATION OF TRUST

Dated August 15, 1995

AMENDED AND RESTATED DECLARATION OF TRUST made August 15, 1995, to the original Declaration of Trust dated April 17, 1984, by the undersigned, and by the holders of shares of beneficial interest to be issued hereunder as hereinafter provided.

WHEREAS, the Trustees desire to establish a trust fund for the investment and reinvestment of funds contributed thereto;

NOW, THEREFORE, the Trustees declare that all money and property contributed to the trust fund hereunder shall be held and managed under this Declaration of Trust IN TRUST as herein set forth below.

ARTICLE I

NAMES AND DEFINITIONS

Section 1. Name. This Trust shall be known as the Federated Equity Funds, and the Trustees may conduct the business of the Trust under that name or any other name as they may determine from time to time.

Section 2. Definitions. Wherever used herein, unless otherwise required by the context or specifically provided:

(a)       The terms "Affiliated Person," "Assignment," "Commission," "Interested Person," "Majority Shareholder Vote" (the 67% or 50% requirement of Section 2(a)(42) of the 1940 Act, whichever may be applicable) and "Principal Underwriter" shall have the meanings given them in the Investment Company Act of 1940, as amended from time to time;

(b)       The "Trust" refers to the Massachusetts Business Trust established by this Declaration of Trust, as amended from time to time, inclusive of each and every Series and Class established hereunder;

(c)       “Accumulated Net Income” means the accumulated net income of the Trust determined in the manner provided or authorized in Article X, Section 3;

(d)       "Class" refers to a class of Shares established and designated under or in accordance with the provisions of Article III;

(e)       "Series" refers to a series of Shares established and designated under or in accordance with the provisions of Article III;

(f)       "Series Company" refers to the form of a registered open-end investment company described in Section 18(f)(2) of the 1940 Act or in any successor statutory provision;

(g)       "Shareholder" means a record owner of Shares of any Series or Class of the Trust;

(h)       "Trustees" refer to the individual Trustees in their capacity as Trustees hereunder of the Trust and their successor or successors for the time being in office as such Trustees;

(i)       "Shares" means the equal proportionate units of interest into which the beneficial interest in the Trust shall be divided from time to time, or if more than one Series or Class of Shares is authorized by the Trustees, the equal proportionate units into which each Series or Class of Shares shall be divided from time to time and includes fractions of Shares as well as whole Shares;

(j)       The "1940 Act" refers to the Investment Company Act of 1940, and the Rules and Regulations thereunder, (including any exemptions granted thereunder) as amended from time to time; and

(k)       "By-Laws" shall mean the By-Laws of the Trust as amended from time to time.

ARTICLE II

PURPOSE OF TRUST

The purpose of this Trust is to provide investors a continuous source of managed investments by investing primarily in securities.

ARTICLE III

BENEFICIAL INTEREST

Section 1. Shares of Beneficial Interest. The beneficial interest in the Trust shall at all times be divided into transferable Shares, without par value. Subject to the provisions of Section 5 of this Article III, each Share shall have voting rights as provided in Article VIII hereof, and holders of the Shares of any Series shall be entitled to receive dividends, when and as declared with respect thereto in the manner provided in Article X, Section 1 hereof. The Shares of the Trust or any Series may be issued in one or more Classes, as the Trustees may authorize pursuant to Article XII, Section 8 hereof. Unless the Trustees have authorized the issuance of Shares of a Series in two or more Classes, each Share of a Series shall represent an equal proportionate interest in the assets and liabilities and the income and the expenses of the Series with each other Share of the same Series, none having priority or preference over another. If the Trustees have authorized the issuance of Shares of a Series in two or more Classes, then the Classes may have such variations as to dividend, redemption, and voting rights, net asset values, expenses borne by the Classes, and other matters as the Trustees have authorized provided that each Share of a Class shall represent an equal proportionate interest in the assets and liabilities and the income and the expenses of the Class with each other Share of the same Class, none having priority or preference over another. The number of Shares authorized shall be unlimited. The Trustees may from time to time divide or combine the Shares of any Series or Class into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust or Series or Class. Contributions to the Trust may be accepted for, and shares shall be redeemed as, whole Shares and/or fractions. Amd. #12

Section 2. Ownership of Shares. The ownership of Shares shall be recorded in the books of the Trust or a transfer agent which books shall be maintained separately for the Shares of the Trust or each Series or Class. The Trustees may make such rules as they consider appropriate for the transfer of Shares and similar matters. The record books of the Trust or any transfer agent, as the case may be, shall be conclusive as to who are the Shareholders of each Series or Class and as to the number of Shares of each Series or Class held from time to time by each.

Section 3. Investment in the Trust. The Trustees shall accept investments in the Trust from such persons and on such terms as they may from time to time authorize. After the date of the initial contribution of capital (which shall occur prior to the initial public offering of Shares), the number of Shares to represent the initial contribution shall be considered as outstanding and the amount received by the Trustees on account of the contribution shall be treated as an asset of the Trust to be allocated among any Series or Classes in the manner described in Section 5(a) of this Article. Subsequent to such initial contribution of capital, Shares (including Shares which may have been redeemed or repurchased by the Trust) may be issued or sold at a price which will net the relevant Series or Class, as the case may be, before paying any taxes in connection with such issue or sale, not less than the net asset value (as defined in Article X, Section 3) thereof; provided, however, that the Trustees may in their discretion impose a sales charge upon investments in or redemptions from the Trust, and upon reinvestments of dividends and capital gains in Shares.

Section 4. No Pre-emptive Right; Action by Shareholder. Shareholders shall have no pre-emptive or other right to subscribe to any additional Shares or other securities issued by the Trust.

Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the initial Series shall be, and is established and designated as, Federated Growth Strategies Fund, Class A Shares.

Amd. #4; Amd. #5; Amd. #6; Amd. #7; Amd. #8; Amd. #9; Amd. #11; Amd. #13; Amd. #14; Amd. #15; Amd. #16; Amd. #17; Amd. #18; Amd. #19; Amd. #20; Amd. #21; Amd. #22; Amd. #23; Amd. #24; Amd. #25; Amd. #26; Amd. #27; Amd. #28; Amd. #29; Amd. #30; Amd. #31; Amd. #32; Amd. #33; Amd. #34; Amd. #35; Amd. #36; Amd. #37; Amd. #38; Amd. #39; Amd. #40; Amd. #41; Amd. #42; Amd. #43; Amd. #44; Amd. #45; Amd. #46; Amd. #47

Shares of any Series or Class established in this Section 5 shall have the following relative rights and preferences:

(a)       Assets belonging to Series or Class. All consideration received by the Trust for the issue or sale of Shares of a particular Series or Class, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series or Class for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits and proceeds thereof, from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as "assets belonging to" that Series or Class. In the event that there are any assets, income, earnings, profits and proceeds thereof, funds or payments which are not readily identifiable as belonging to any particular Series or Class (collectively "General Assets"), the Trustees shall allocate such General Assets to, between or among any one or more of the Series or Classes established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable, and any General Assets so allocated to a particular Series or Class shall belong to that Series or Class. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes.

(b)       Liabilities Belonging to Series or Class. The assets belonging to each particular Series or Class may be charged with the liabilities of the Trust in respect to that Series or Class and, as determined by the Trustees, expenses, costs, charges and reserves attributable to that Series or Class, and any general liabilities of the Trust which are not readily identifiable as belonging to any particular Series or Class shall be allocated and charged by the Trustees to and among any one or more of the Series or Classes established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The liabilities, expenses, costs, charges, and reserves so charged to a Series or Class are herein referred to as "liabilities belonging to" that Series or Class. Each allocation of liabilities belonging to a Series or Class by the Trustees shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes.

(c)       Dividends, Distributions, Redemptions, Repurchases and Indemnification. Notwithstanding any other provisions of this Declaration of Trust, including, without limitation, Article X, no dividend or distribution (including, without limitation, any distribution paid upon termination of the Trust or of any Series or Class) with respect to, nor any redemption or repurchase of the Shares of any Series or Class shall be effected by the Trust other than from the assets belonging to such Series or Class, nor except as specifically provided in Section 1 of Article XI hereof, shall any Shareholder of any particular Series or Class otherwise have any right or claim against the assets belonging to any other Series or Class except to the extent that such Shareholder has such a right or claim hereunder as a Shareholder of such other Series or Class.

(d)       Voting. Notwithstanding any of the other provisions of this Declaration of Trust, including, without limitation, Section 1 of Article VIII, only Shareholders of a particular Series or Class shall be entitled to vote on any matters affecting such Series or Class. Except with respect to matters as to which any particular Series or Class is affected materially, differently, or as otherwise required by applicable law, all of the Shares of each Series or Class shall, on matters as to which such Series or Class is entitled to vote, vote with other Series or Classes so entitled as a single class. Notwithstanding the foregoing, with respect to matters which would otherwise be voted on by two or more Series or Classes as a single class, the Trustees may, in their sole discretion, submit such matters to the Shareholders of any or all such Series or Classes, separately.

(e)       Fraction. Any fractional Share of a Series or Class shall carry proportionately all the rights and obligations of a whole Share of that Series or Class, including rights with respect to voting, receipt of dividends and distributions, redemption of Shares, and termination of the Trust or of any Series or Class.

(f)       Exchange Privilege. The Trustees shall have the authority to provide that the holders of Shares of any Series or Class shall have the right to exchange said Shares for Shares of one or more other Series or Classes in accordance with such requirements and procedures, as may be established by the Trustees.

(g)       Combination of Series or Classes. The Trustees shall have the authority, without the approval of the Shareholders of any Series or Class, unless otherwise required by applicable law, to combine the assets and liabilities belonging to a single Series or Class with the assets and liabilities of one or more other Series or Classes.

(h)       Elimination of Series or Classes. The Trustees shall have the authority, without the approval of Shareholders of any Series or Class, unless otherwise required by applicable law, to amend this Declaration of Trust to abolish that Series or Class and to rescind the establishment and designation thereof.

ARTICLE IV

THE TRUSTEES

Section 1. Management of the Trust. The business and affairs of the Trust shall be managed by the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility. The Trustees who shall serve as Trustees are the undersigned.

Section 2. Election of Trustees by Shareholders. Subject to Article IV, Sections 4 and 6, the Shareholders shall elect Trustees. The number of Trustees shall be determined by the Trustees pursuant to Article IV, Section 6.

Section 3. Term of Office of Trustees. The Trustees shall hold office during the lifetime of this Trust, and until its termination as hereinafter provided; except (a) that any Trustee may resign his office at any time by written instrument signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) a Trustee may be removed at any special meeting of Shareholders of the Trust by a vote of two-thirds of the outstanding Shares. Any removals shall be effective as to the Trust and each Series and Class hereunder.

Section 4. Termination of Service and Appointment of Trustees. In case of the death, resignation, retirement, removal or mental or physical incapacity of any of the Trustees, or in case a vacancy shall, by reason of an increase in number, or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this Trust, the trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. Any appointment authorized by this Section 4 is subject to the provisions of Section 16(a) of the 1940 Act.

Section 5. Temporary Absence of Trustee. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six months at any one time to any other Trustee or Trustees, provided that in no case shall less than two of the Trustees personally exercise the other power hereunder except as herein otherwise expressly provided.

Section 6. Number of Trustees. The number of Trustees, not less than three (3) nor more than twenty (20) serving hereunder at any time, shall be determined by the Trustees themselves.

Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled or while any Trustee is physically or mentally incapacitated, the other Trustees shall have all the powers hereunder and the certificate signed by a majority of the other Trustees of such vacancy, absence or incapacity, shall be conclusive, provided, however, that no vacancy which reduces the number of Trustees below three (3) shall remain unfilled for a period longer than six calendar months.

Section 7. Effect of Death, Resignation, etc. of a Trustee. The death, resignation, retirement, removal, or mental or physical incapacity of the Trustees, or any one or more of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

Section 8. Ownership of Assets. The assets belonging to the Trust or each Series or Class shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustee. All of the assets belonging to the Trust or each Series or Class or owned by the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall be deemed to have a severable ownership interest in any individual asset belonging to the Trust or any Series or Class or owned by the Trust or any right of partition or possession thereof, but each Shareholder shall have a proportionate undivided beneficial interest in the Trust or a Series or Class.

ARTICLE V

POWERS OF THE TRUSTEES

Section 1. Powers. The Trustees in all instances shall act as principals, and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust or a Series or Class. The Trustees shall not be bound or limited by present or future laws or customs in regard to trust investments, but shall have full authority and power to make any and all investments which they, in their uncontrolled discretion, shall deem proper to accomplish the purpose of this Trust. Without limiting the foregoing, the Trustees shall have the following specific powers and authority, subject to any applicable limitation in the 1940 Act or in this Declaration of Trust or in the By-Laws of the Trust:

(a)       To buy, and invest funds in their hands in securities and other property, including, but not limited to, common stocks, preferred stocks, bonds, debentures, warrants and rights to purchase securities, options, certificates of beneficial interest, investment companies, money market instruments, notes or other evidences of indebtedness issued by any corporation, trust or association, domestic or foreign, or issued or guaranteed by the United States of America or any agency or instrumentality thereof, by the government of any foreign country, by any State of the United States, or by any political subdivision or agency or instrumentality of any State or foreign country, or "when-issued" or "delayed-delivery" contracts for any such securities, or any repurchase agreement (agreements under which the seller agrees at the time of sale to repurchase the security at an agreed time and price), or to retain assets belonging to the Trust or each and every Series or Class in cash, and from time to time to change the investments of the assets belonging to the Trust or each Series or Class;

(b)       To adopt By-Laws of the Trust not inconsistent with the Declaration of Trust providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders;

(c)       To elect and remove such officers of the Trust and appoint and terminate such agents of the Trust as they consider appropriate;

(d)       To appoint or otherwise engage a bank or other entity permitted by the 1940 Act, as custodian of any assets belonging to any Series or Class subject to any conditions set forth in this Declaration of Trust or in the By-Laws;

(e)       To appoint or otherwise engage transfer agents, dividend disbursing agents, Shareholder servicing agents, investment advisers, sub-investment advisers, principal underwriters, administrative service agents, and such other agents as the Trustees may from time to time appoint or otherwise engage;

(f)       To provide for the distribution of any Shares of the Trust or any Series or Class either through a Principal Underwriter in the manner hereinafter provided for or by the Trust itself, or both;

(g)       To set record dates in the manner hereinafter provided for;

(h)       To delegate such authority as they consider desirable to a committee or committees composed of Trustees, including without limitation, an Executive Committee, or to any officers of the Trust and to any agent, custodian or underwriter;

(i)       To sell or exchange any or all of the assets belonging to the Trust or one or more Series or Classes, subject to the provisions of Article XII, Section 4(b) hereof;

(j)       To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

(k)       To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

(l)       To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form; or either in its own name or in the name of a custodian or a nominee or nominees, subject in either case to proper safeguards according to the usual business practice of Massachusetts business trusts or investment companies;

(m)       To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or concern, any security of which belongs to the Trust or any Series or Class; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security which belongs to the Trust or any Series or Class;

(n)       To engage in and to prosecute, compound, compromise, abandon, or adjust, by arbitration or otherwise, any actions, suits, proceedings, disputes, claims, demands, and things relating to the Trust, and out of the assets belonging to the Trust or any Series or Class to pay, or to satisfy, any debts, claims or expenses incurred in connection therewith, including those of litigation, upon any evidence that the Trustees may deem sufficient (such powers shall include without limitation any actions, suits, proceedings, disputes, claims, demands and things relating to the Trust wherein any of the Trustees may be named individually and the subject matter of which arises by reason of business for or on behalf of the Trust);

(o)       To make distributions of income and of capital gains to Shareholders;

(p)       To borrow money but only as a temporary measure for extraordinary or emergency purposes and then (a) only in amounts not in excess of 5% of the value of its total assets or (b) in any amount up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling any portfolio securities. The Trust may also enter into reverse repurchase agreements in amounts not in excess of one-third of its total assets in order to meet redemption requests without immediately selling any portfolio instruments. The Trustees shall not pledge, mortgage or hypothecate the assets of the Trust, except in connection with any borrowing described in (a) and (b) herein and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Trust’s total assets at the time of such borrowing; Amd. #10

(q)       From time to time to issue and sell the Shares of the Trust or any Series or Class either for cash or for property whenever and in such amounts as the Trustees may deem desirable, but subject to the limitation set forth in Section 3 of Article III.

(r)       To purchase insurance of any kind, including, without limitation, insurance on behalf of any person who is or was a Trustee, Officer, employee or agent of the Trust, or is or was serving at the request of the Trust as a Trustee, Director, Officer, agent or employee of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such;

(s)       To pay pensions or other compensation for faithful service, as deemed appropriate by the Trustees, and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, deferred compensation, savings, thrift and other retirement, incentive and benefit plans, including the purchase of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust;

(t)       To establish any retirement policies for Trustees including, inter alia, a mandatory retirement age;

(u)       To establish an Emeritus status for Trustees, and procedures by which Trustees achieve Emeritus status, as well as provide for compensation for a Trustee Emeritus at a rate that may be determined by approval of a majority of Trustees; and

(v)       To take action by written consent and teleconference, as provided in the By-Laws.

No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.

The Trustees shall have all of the powers set forth in this Section 1 with respect to all assets and liabilities of the Trust or each Series and Class.

Section 2. Principal Transactions. The Trustees shall not cause the Trust on behalf of any Series or Class to buy any securities (other than Shares) from or sell any securities (other than Shares) to, or lend any assets belonging to the Trust or any Series or Class to any Trustee or officer or employee of the Trust or any firm of which any such Trustee or officer is a member acting as principal unless permitted by the 1940 Act, but the Trust may employ any such other party or any such person or firm or company in which any such person is an interested person in any capacity not prohibited by the 1940 Act.

Section 3. Trustees and Officers as Shareholders. Any Trustee, officer, employee or other agent of the Trust may acquire, own and dispose of Shares of the Trust or any Series or Class to the same extent as if he were not a Trustee, officer, employee or agent; and the Trustees may issue and sell or cause to be issued or sold Shares of the Trust or any Series or Class to and buy such Shares from any such person or any firm or company in which he is an interested person subject only to the general limitations herein contained as to the sale and purchase of such Shares; and all subject to any restrictions which may be contained in the By-Laws.

Section 4. Parties to Contract. The Trustees may enter into any contract of the character described in Article VII or in Article IX hereof or any other capacity not prohibited by the 1940 Act with any corporation, firm, partnership, trust or association, although one or more of the shareholders, Trustees, officers, employees or agents of the Trust or their affiliates may be an officer, director, trustee, partner, shareholder or interested person of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust or any Series or Class under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, in the absence of actual fraud. The same person (including a firm, corporation, partnership, trust or association) may be the other party to contracts entered into pursuant to Article VII or Article IX or any other capacity not prohibited by the 1940 Act, and any individual may be financially interested or otherwise an interested person of persons who are parties to any or all of the contracts mentioned in this Section 4.

ARTICLE VI

TRUSTEES' EXPENSES AND COMPENSATION

Section 1. Trustee Reimbursement. The Trustees shall be reimbursed from the assets belonging to the Trust or each particular Series or Class for all of such Trustees' expenses as such expenses are allocated to and among any one or more of the Series or Classes pursuant to Article III, Section 5(b), including, without limitation, expenses of organizing the Trust or any Series or Class and continuing its or their existence; fees and expenses of Trustees and Officers of the Trust; fees for investment advisory services, administrative services and principal underwriting services provided for in Article VII, Sections 1, 2 and 3; fees and expenses of preparing and printing Registration Statements under the Securities Act of 1933 and the 1940 Act and any amendments thereto; expenses of registering and qualifying the Trust and any Series or Class and the Shares of any Series or Class under federal and state laws and regulations; expenses of preparing, printing and distributing prospectuses and any amendments thereto sent to shareholders, underwriters, broker-dealers and to investors who may be considering the purchase of Shares; expenses of registering, licensing or other authorization of the Trust or any Series or Class as a broker-dealer and of its or their officers as agents and salesmen under federal and state laws and regulations; interest expenses, taxes, fees and commissions of every kind; expenses of issue (including cost of share certificates), purchases, repurchases and redemptions of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents and registrars; printing and mailing costs; auditing, accounting and legal expenses; reports to Shareholders and governmental officers and commissions; expenses of meetings of Shareholders and proxy solicitations therefor; insurance expenses; association membership dues and nonrecurring items as may arise, including all losses and liabilities by them incurred in administering the Trust and any Series or Class, including expenses incurred in connection with litigation, proceedings and claims and the obligations of the Trust under Article XI hereof and the By-Laws to indemnify its Trustees, officers, employees, shareholders and agents, and any contract obligation to indemnify Principal Underwriters under Section 3 of Article VII; and for the payment of such expenses, disbursements, losses and liabilities, the Trustees shall have a lien on the assets belonging to each Series or Class prior to any rights or interests of the Shareholders of any Series or Class. This section shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.

Section 2. Trustee Compensation. The Trustees shall be entitled to compensation from the Trust from the assets belonging to the Trust or any Series or Class for their respective services as Trustees, to be determined from time to time by vote of the Trustees, and the Trustees shall also determine the compensation of all Officers, employees, consultants and agents whom they may elect or appoint. The Trust may pay out of the assets belonging to the Trust or any Series or Class any Trustee or any corporation, firm, partnership, trust or other entity of which a Trustee is an interested person for services rendered in any capacity not prohibited by the 1940 Act, and such payments shall not be deemed compensation for services as a Trustee under the first sentence of this Section 2 of Article VI.

ARTICLE VII

INVESTMENT ADVISER, ADMINISTRATIVE SERVICES,

PRINCIPAL UNDERWRITER AND TRANSFER AGENT

Section 1. Investment Adviser. Subject to a Majority Shareholder Vote by the Trust or the relevant Series or Class to the extent such vote is required by law, the Trustees may in their discretion from time to time enter into an investment advisory contract whereby the other party to such contract shall undertake to furnish the Trustees investment advisory services for such Series or Class upon such terms and conditions and for such compensation as the Trustees may in their discretion determine. Subject to a Majority Shareholder Vote by the Trust or the relevant Series or Class to the extent such vote is required by law, the investment adviser may enter into a sub-investment advisory contract to receive investment advice and/or statistical and factual information from the sub-investment adviser for such Series or Class upon such terms and conditions and for such compensation as the Trustees, in their discretion, may agree. Notwithstanding any provisions of this Declaration of Trust, the Trustees may authorize the investment adviser or sub-investment adviser or any person furnishing administrative personnel and services as set forth in Article VII, Section 2 (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales or exchanges of portfolio securities belonging to the Trust or a Series or Class on behalf of the Trustees or may authorize any officer, employee or Trustee to effect such purchases, sales, or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales and exchanges shall be deemed to have been authorized by the Trustees. The Trustees may also authorize the investment adviser to determine what firms shall be employed to effect transactions in securities for the account of the Trust or a Series or Class and to determine what firms shall participate in any such transactions or shall share in commissions or fees charged in connection with such transactions.

Section 2. Administrative Services. The Trustees may in their discretion from time to time contract for administrative personnel and services whereby the other party shall agree to provide the Trustees administrative personnel and services to operate the Trust or a Series or Class on a daily basis, on such terms and conditions as the Trustees may in their discretion determine. Such services may be provided by one or more entities.

Section 3. Principal Underwriter. The Trustees may in their discretion from time to time enter into an exclusive or nonexclusive contract or contracts providing for the sale of the Shares of the Trust or a Series or Class to net such Series or Class not less than the amount provided in Article III, Section 3 hereof, whereby the Trust or a Series or Class may either agree to sell the Shares to the other party to the contract or appoint such other party its sales agent for such shares. In either case, the contract shall be on such terms and conditions (including indemnification of Principal Underwriters allowable under applicable law and regulation) as the Trustees may in their discretion determine not inconsistent with the provisions of this Article VII; and such contract may also provide for the repurchase or sale of Shares of the Trust or a Series or Class by such other party as principal or as agent of the Trust and may provide that the other party may maintain a market for shares of the Trust or a Series or Class.

Section 4. Transfer Agent. The Trustees may in their discretion from time to time enter into transfer agency and Shareholder services contracts whereby the other party shall undertake to furnish transfer agency and Shareholder services. The contracts shall be on such terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Declaration of Trust or of the By-Laws. Such services may be provided by one or more entities

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Section 5. Provisions and Amendments. Any contract entered into pursuant to Sections 1 and 3 of this Article VII shall be consistent with and subject to the requirements of Section 15 of the 1940 Act (including any amendments thereof or other applicable Act of Congress hereafter enacted) with respect to its continuance in effect, its termination and the method of authorization and approval of such contract or renewal thereof.

ARTICLE VIII

SHAREHOLDERS' VOTING POWERS AND MEETINGS

Section 1. Voting Powers. Subject to the provisions set forth in Article III, Section 5(d), the Shareholders shall have power to vote, (i) for the election of Trustees as provided in Article IV, Section 2; (ii) for the removal of Trustees as provided in Article IV, Section 3(d); (iii) with respect to any investment adviser or sub-investment adviser as provided in Article VII, Section 1; (iv) with respect to the amendment of this Declaration of Trust as provided in Article XII, Section 7; (v) to the same extent as the shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or Shareholders; and (vi) with respect to such additional matters relating to the Trust as may be required by law, by this Declaration of Trust, or the By-Laws of the Trust or any regulation of the Trust or the Securities and Exchange Commission or any State, or as the Trustees may consider desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. At all meetings of Shareholders, unless inspectors of election have been appointed, all questions relating to the qualification of votes and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting. Unless otherwise specified in the proxy, the proxy shall apply to all shares of the Trust (or each Series or Class) owned by the Shareholder. Any proxy may be in written form, telephonic or electronic form, including facsimile, and all such forms shall be valid when in conformance with procedures established and implemented by the Officers of the Trust. Until Shares of the Trust or a Series or Class are issued, the Trustees may exercise all rights of Shareholders of such Series or Class with respect to matters affecting such Series or Class, and may take any action with respect to the Trust or such Series or Class required or permitted by law, this Declaration of Trust or any By-Laws of the Trust to be taken by Shareholders.

Section 2. Meetings. A Shareholders' meeting shall be held as specified in Section 2 of Article IV at the principal office of the Trust or such other place as the Trustees may designate. Special meetings of the Shareholders may be called by the Trustees or the Chief Executive Officer of the Trust and shall be called by the Trustees upon the written request of Shareholders owning at least one-tenth of the outstanding Shares of all Series and Classes entitled to vote. Shareholders shall be entitled to at least fifteen days' notice of any meeting.

Section 3. Quorum and Required Vote. Except as otherwise provided by law, to constitute a quorum for the transaction of any business at any meeting of Shareholders there must be present, in person or by proxy, holders of one-fourth of the total number of Shares of the Trust outstanding and entitled to vote at such meeting without regard to Class except with respect to any matter which by law requires the separate approval of one or more Series or Classes, in which case the presence in person or by proxy of the holders of one-fourth, as set forth above, of the Shares of each Series or Class entitled to vote separately on the matter shall constitute a quorum. When any one or more Series or Class is entitled to vote as a single Series or Class, more than one-fourth of the Shares of each such Series or Class entitled to vote shall constitute a quorum at a Shareholders' meeting of that Series or Class. If a quorum, as defined above, shall not be present for the purpose of any vote that may properly come before the meeting, the Shareholders present in person or by proxy and entitled to vote at such meeting on such matter holding a majority of Shares present entitled to vote on such matter may by vote adjourn the meeting from time to time to be held at the same place without further notice than by announcement to be given at the meeting until a quorum, as defined above, entitled to vote on such matter shall be present, whereupon any such matter may be voted upon at the meeting as though held when originally convened. Subject to any applicable requirement of law or of this Declaration of Trust or the By-Laws, a plurality of the votes cast shall elect a Trustee, and all other matters shall be decided by a majority of the votes cast entitled to vote thereon.

Section 4. Action by Written Consent. Subject to the provisions of the 1940 Act and other applicable law, any action taken by Shareholders may be taken without a meeting if a majority of Shareholders entitled to vote on the matter (or such larger proportion thereof as shall be required by applicable law or by any express provision of this Declaration of Trust or the By-Laws) consents to the action in writing. Such consents shall be treated for all purposes as a vote taken at a meeting of Shareholders.

Section 5. Additional Provisions. The By-Laws may include further provisions for Shareholders' votes and meetings and related matters.

ARTICLE IX

CUSTODIAN

The Trustees may, in their discretion, from time to time enter into contracts providing for custodial and accounting services to the Trust or any Series or Class. The contracts shall be on the terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Declaration of Trust or of the By-Laws. Such services may be provided by one or more entities, including one or more sub-custodians

Section 1. Appointment and Duties. The Trustees shall appoint or otherwise engage a bank or trust company having an aggregate capital, surplus and undivided profits (as shown in its last published report) of at least two million dollars ($2,000,000) as custodian with authority as its agent, but subject to such restrictions, limitations, and other requirements, if any, as may be contained in the By-Laws of the Trust:

(1)       To receive and hold the securities owned by the Trust and deliver the same upon written order;

(2)       To receive and receipt for any moneys due to the Trust and deposit the same in its own banking department or elsewhere as the Trustees may direct; and

(3)       To disburse such funds upon orders or vouchers;

(4)       To keep the books and account of the Trust and furnish clerical and accounting services;

(5)       To compute, if authorized to do so by the Trustees, the Accumulated Net Income of the Trust and the net asset value of the Shares in accordance with the provisions hereof;

all upon such basis of compensation as may be agreed upon between the Trustees and the custodian. If so directed by a Majority Shareholder Vote, the custodian shall deliver and pay over all property of the Trust held by it as specified in such vote.

The Trustees may also authorize the custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall be a bank or trust company organized under the laws of the United States or one of the states thereof and having an aggregate capital, surplus and undivided profits (as shown in its last published report) of at least two million dollars ($2,000,000).

Section 2. Central Certificate System. Subject to such rules, regulations, and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934, or such other person as may be permitted by the Commission or otherwise in accordance with the 1940 Act as from time to time amended, pursuant to which system all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities, provided that all such deposits shall be subject to withdrawal only upon the order of the custodian at the direction of the Trustees.

ARTICLE X

DISTRIBUTIONS AND REDEMPTIONS

Section 1. Distributions.

(a)       To the fullest extent permitted under Massachusetts law, the Trustees may from time to time declare and pay dividends to the Shareholders of any Series or Class, and the amount of such dividends and the payment of them shall be wholly in the discretion of the Trustees. The frequency of dividends and distributions to Shareholders may be determined by the Trustees pursuant to a standing resolution, or otherwise. Such dividends may be accrued and automatically reinvested in additional Shares (or fractions thereof) of the relevant Series or Class or another Series or Class, or paid in cash or additional Shares of the relevant Series or Class, all upon such terms and conditions as the Trustees may prescribe.

(b)       The Trustees may, on each day Accumulated Net Income of the Trust (as defined in Section 3 of this Article X) is determined and is positive, declare such Accumulated Net Income as a dividend to Shareholders of record at such time as the Trustees shall designate, payable in additional full and fractional Shares or in cash.

(c)       The Trustees may distribute in respect of any fiscal year as ordinary dividends and as capital gains distributions, respectively, amounts sufficient to enable any Series or Class to qualify as a regulated investment company and to avoid any liability for federal income or excise taxes in respect of that year.

(d)       The decision of the Trustees as to what, in accordance with good accounting practice, is income and what is principal shall be final, and except as specifically provided herein the decision of the Trustees as to what expenses and charges of any Series or Class shall be charged against principal and what against the income shall be final. Any income not distributed in any year may be permitted to accumulate and as long as not distributed may be invested from time to time in the same manner as the principal funds of any Series or Class.

(e)       All dividends and distributions on Shares of a particular Series or Class shall be distributed pro rata to the holders of that Series or Class in proportion to the number of Shares of that Series or Class held by such holders and recorded on the books of the Trust or its transfer agent at the date and time of record established for that payment.

Section 2. Redemptions and Repurchases.

(a)       In case any Shareholder of record of any Series or Class at any time desires to dispose of Shares of such Series or Class recorded in his name, he may deposit a written request (or such other form of request as the Trustees may from time to time authorize) requesting that the Trust purchase his Shares, together with such other instruments or authorizations to effect the transfer as the Trustees may from time to time require, at the office of the transfer agent, or as otherwise provided by the Trustees and the Trust shall purchase his Shares out of assets belonging to such Series or Class. The purchase price shall be the net asset value of his shares reduced by any redemption charge or deferred sales charge as the Trustees from time to time may determine.

Payment for such Shares shall be made by the Trust to the Shareholder of record within that time period required under the 1940 Act after the request (and, if required, such other instruments or authorizations of transfer) is received, subject to the right of the Trustees to postpone the date of payment pursuant to Section 5 of this Article X. If the redemption is postponed beyond the date on which it would normally occur by reason of a declaration by the Trustees suspending the right of redemption pursuant to Section 5 of this Article X, the right of the Shareholder to have his Shares purchased by the Trust shall be similarly suspended, and he may withdraw his request (or such other instruments or authorizations of transfer) from deposit if he so elects; or, if he does not so elect, the purchase price shall be the net asset value of his Shares determined next after termination of such suspension (reduced by any redemption charge or deferred sales charge), and payment therefor shall be made within the time period required under the 1940 Act.

(b)       The Trust may purchase Shares of the Trust or a Series or Class by agreement with the owner thereof at a purchase price not exceeding the net asset value per Share (reduced by any redemption charge or deferred sales charge) determined (1) next after the purchase or contract of purchase is made or (2) at some later time.

(c)       The Trust may pay the purchase price (reduced by any redemption charge or deferred sales charge) in whole or in part by a distribution in kind of securities from the portfolio of the Trust or the relevant Series or Class, taking such securities at the same value employed in determining net asset value, and selecting the securities in such manner as the Trustees may deem fair and equitable.

(d)       The Trust may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Trust, taking such securities at the same value employed in determining net asset value, and selecting the securities in such manner as the Trustees may deem fair and equitable.

Section 3. Determination of Accumulated Net Income. The Accumulated Net Income of the Trust shall be determined by or on behalf of the Trustees at such time or times as the Trustees shall in their discretion determine. Such determination shall be made in accordance with generally accepted accounting principles and practices and may include realized and/or unrealized gains from the sale or other disposition of securities or other property of the Trust. The power and duty to determine Accumulated Net Income may be delegated by the Trustees from time to time to one or more of the Trustees or officers of the Trust, to the other party to any contract entered into pursuant to Section 1 or 2 of Article VII, or to the custodian or to a transfer agent.

Section 4. Net Asset Value of Shares. The net asset value of each Share of the Trust or a Series or Class outstanding shall be determined at such time or times as may be determined by or on behalf of the Trustees. The power and duty to determine net asset value may be delegated by the Trustees from time to time to one or more of the Trustees or officers of the Trust, to the other party to any contract entered into pursuant to Section 1 or 2 of Article VII or to the custodian or to a transfer agent or other person designated by the Trustees.

The net asset value of each Share of the Trust or a Series or Class as of any particular time shall be the quotient (adjusted to the nearer cent) obtained by dividing the value, as of such time, of the net assets belonging to such Series or Class (i.e., the value of the assets belonging to such Series or Class less the liabilities belonging to such Series or Class exclusive of capital and surplus) by the total number of Shares outstanding of the Trust or the Series or Class at such time in accordance with the requirements of the 1940 Act and applicable provisions of the By-Laws of the Trust in conformity with generally accepted accounting practices and principles.

The Trustees may declare a suspension of the determination of net asset value for the whole or any part of any period in accordance with the 1940 Act.

Section 5. Suspension of the Right of Redemption. The Trustees may declare a suspension of the right of redemption or postpone the date of payment for the whole or any part of any period in accordance with the 1940 Act.

Section 6. Trust's Right to Redeem Shares. The Trust shall have the right to cause the redemption of Shares of the Trust or any Series or Class in any Shareholder's account for their then current net asset value and promptly make cash payment to the shareholder (which payment may be reduced by any applicable redemption charge or deferred sales charge), if at any time the total investment in the account does not have a minimum dollar value determined from time to time by the Trustees in their sole discretion. Shares of the Trust are redeemable at the option of the Trust if, in the opinion of the Trustees, ownership of Trust Shares has or may become concentrated to an extent which would cause the Trust to be a personal holding company within the meaning of the Federal Internal Revenue Code (and thereby disqualified under Sub-chapter M of said Code); in such circumstances the Trust may compel the redemption of Shares, reject any order for the purchase of Shares or refuse to give effect to the transfer of Shares.

ARTICLE XI

LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 1. Limitation of Personal Liability and Indemnification of Shareholders. The Trustees, officers, employees or agents of the Trust shall have no power to bind any Shareholder of the Trust or any Series or Class personally or to call upon such Shareholder for the payment of any sum of money or assessment whatsoever, other than such as the Shareholder may at any time agree to pay by way of subscription for any Shares or otherwise.

No Shareholder or former Shareholder of the Trust or any Series or Class shall be liable solely by reason of his being or having been a Shareholder for any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind, against or with respect to the Trust or any Series or Class arising out of any action taken or omitted for or on behalf of the Trust or such Series or Class, and the Trust or such Series or Class shall be solely liable therefor and resort shall be had solely to the property of the relevant Series or Class of the Trust for the payment or performance thereof.

Each Shareholder or former Shareholder of the Trust or any Series or Class (or their heirs, executors, administrators or other legal representatives or, in case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against to the full extent of such liability and the costs of any litigation or other proceedings in which such liability shall have been determined, including, without limitation, the fees and disbursements of counsel if, contrary to the provisions hereof, such Shareholder or former Shareholder of the Trust or such Series or Class shall be held to be personally liable. Such indemnification shall come exclusively from the assets of the Trust or relevant Series or Class.

The Trust shall, upon request by a Shareholder or former Shareholder, assume the defense of any claim made against any Shareholder for any act or obligation of the Trust or any Series or Class and satisfy any judgment thereon.

Section 2. Limitation of Personal Liability and Indemnification of Trustees, Officers, Employees or Agents of the Trust. No Trustee, officer, employee or agent of the Trust shall have the power to bind any other Trustee, officer, employee or agent of the Trust personally. The Trustees, officers, employees or agents of the Trust in incurring any debts, liabilities or obligations, or in taking or omitting any other actions for or in connection with the Trust, are, and each shall be deemed to be, acting as Trustee, officer, employee or agent of the Trust and not in his own individual capacity.

Provided they have acted under the belief that their actions are in the best interest of the Trust, the Trustees and officers shall not be responsible for or liable in any event for neglect or wrongdoing by them or any officer, agent, employee, investment adviser or principal underwriter of the Trust or of any entity providing administrative services for the Trust, but nothing herein contained shall protect any Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 3. Express Exculpatory Clauses and Instruments.

(a)       All persons extending credit to, contracting with or having any claim against the Trust or a particular Series or Class shall only look to the assets of the Trust or the assets of that particular Series or Class for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be liable therefor.

(b)       The Trustees shall use every reasonable means to assure that all persons having dealings with the Trust or any Series or Class shall be informed that the property of the Shareholders and the Trustees, officers, employees and agents of the Trust or any Series or Class shall not be subject to claims against or obligations of the Trust or any other Series or Class to any extent whatsoever. The Trustees shall cause to be inserted in any written agreement, undertaking or obligation made or issued on behalf of the Trust or any Series or Class (including certificates for Shares of any Series or Class) an appropriate reference to the provisions of this Declaration of Trust, providing that neither the Shareholders, the Trustees, the officers, the employees nor any agent of the Trust or any Series or Class shall be liable thereunder, and that the other parties to such instrument shall look solely to the assets belonging to the Trust or the relevant Series or Class for the payment of any claim thereunder or for the performance thereof; but the omission of such provisions from any such instrument shall not render any Shareholder, Trustee, officer, employee or agent liable, nor shall the Trustee, or any officer, agent or employee of the Trust or any Series or Class be liable to anyone for such omission. If, notwithstanding this provision, any Shareholder, Trustee, officer, employee or agent shall be held liable to any other person by reason of the omission of such provision from any such agreement, undertaking or obligation, the Shareholder, Trustee, officer, employee or agent shall be indemnified and reimbursed out of the Trust property, as provided in this Article XI.

Section 4. Indemnification of Trustees, Officers, Employees, and Agents.

(a)       Every person who is or has been a Trustee, officer, employee or agent of the Trust and persons who serve at the Trust’s request as director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee, officer, employee or agent of the Trust or of another corporation, partnership, joint venture, trust or other enterprise at the request of the Trust and against amounts paid or incurred by him in the settlement thereof.

(b)       The words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative, legislative, investigative or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(c)       No indemnification shall be provided hereunder to a Trustee, officer, employee or agent against any liability to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

(d)       The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee, officer, employee or agent may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

(e)       Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4 may be paid by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the Trustee, officer, employee or agent secured by a surety bond or other suitable insurance that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this Section 4.

ARTICLE XII

MISCELLANEOUS

Section 1. Trust is not a Partnership. It is hereby expressly declared that a trust and not a partnership is created hereby.

Section 2. Trustee’s Good Faith Action, Expert Advice, No Bond or Surety. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. Subject to the provisions of Article XI, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and subject to the provisions of Article XI, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

Section 3. Establishment of Record Dates. The Trustees may close the Share transfer books of the Trust maintained with respect to the Trust or any Series or Class for a period not exceeding sixty (60) days preceding the date of any meeting of Shareholders of the Trust or any Series or Class, or the date for the payment of any dividend or the making of any distribution to Shareholders, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares of the Trust or any Series or Class shall go into effect or the last day on which the consent or dissent of Shareholders of the Trust or any Series or Class may be effectively expressed for any purpose; or in lieu of closing the Share transfer books as aforesaid, the Trustees may fix in advance a date, not exceeding sixty (60) days preceding the date of any meeting of Shareholders of the Trust or any Series or Class, or the date for the payment of any dividend or the making of any distribution to Shareholders of the Trust or any Series or Class, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares of the Trust or any Series or Class shall go into effect, or the last day on which the consent or dissent of Shareholders of the Trust or any Series or Class may be effectively expressed for any purpose, as a record date for the determination of the Shareholders entitled to notice of, and, to vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend or distribution, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of shares, or to exercise the right to give such consent or dissent, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend or distribution, or to receive such allotment or rights, or to change, convert or exchange Shares of the Trust or any Series or Class, or to exercise such rights, as the case may be, notwithstanding, after such date fixed aforesaid, any transfer of any Shares on the books of the Trust maintained with respect to the Trust or any Series or Class. Nothing in the foregoing sentence shall be construed as precluding the Trustees from setting different record dates for the Trust or different Series or Classes.

Section 4. Termination of Trust.

(a)       This Trust shall continue without limitation of time but subject to the provisions of paragraphs (b), (c) and (d) of this Section 4.

(b)       The Trustees, with the approval of the holders of a majority of the outstanding Shares, may by unanimous action sell and convey the assets of the Trust to another trust or corporation organized under the laws of any State of the United States, which is an investment company as defined in the 1940 Act, for an adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust and which may include Shares of beneficial interest or stock of such trust or corporation. Upon making provision for the payment of all such liabilities, by such assumption or otherwise, the Trustees shall distribute the remaining proceeds ratably among the holders of the Shares of the Trust then outstanding.

(c)       The Trustees may at any time sell and convert into money all the assets of the Trust or any Series or Class without Shareholder approval, unless otherwise required by applicable law. Upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, belonging to each Series or Class, the Trustees shall distribute the remaining assets belonging to each Series or Class ratably among the holders of the outstanding Shares of that Series or Class.

(d)       Upon completion of the distribution of the remaining proceeds of the remaining assets as provided in paragraphs (b) and (c), the Trust or the applicable Series or Class shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder or with respect thereto and the right, title and interest of all parties shall be canceled and discharged.

Section 5. Offices of the Trust, Filing of Copies, Headings, Counterparts. The Trust shall maintain a usual place of business in Massachusetts, which, initially, shall be c/o Donnelly, Conroy & Gelhaar, One Post Office Square, Boston, Massachusetts 02109-2105, Amd. #9 and shall continue to maintain an office at such address unless changed by the Trustees to another location in Massachusetts. The Trust may maintain other offices as the Trustees may from time to time determine. The original or a copy of this instrument and of each declaration of trust supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each supplemental declaration of trust shall be filed by the Trustees with the Massachusetts Secretary of State and the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this instrument, rather than the headings shall control. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

Section 6. Applicable Law. The Trust set forth in this instrument is created under and is to be governed by and construed and administered according to the laws of The Commonwealth of Massachusetts. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

Section 7. Amendments -- General. All rights granted to the Shareholders under this Declaration of Trust are granted subject to the reservation of the right to amend this Declaration of Trust as herein provided, except that no amendment shall repeal the limitations on personal liability of any Shareholder or Trustee or repeal the prohibition of assessment upon the Shareholders without the express consent of each Shareholder or Trustee involved. Subject to the foregoing, the provisions of this Declaration of Trust (whether or not related to the rights of Shareholders) may be amended at any time, so long as such amendment does not adversely affect the rights of any Shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act, by an instrument in writing signed by a majority of the then Trustees (or by an officer of the Trust pursuant to the vote of a majority of such Trustees). Any amendment to this Declaration of Trust that adversely affects the rights of Shareholders may be adopted at any time by an instrument signed in writing by a majority of the then Trustees (or by any officer of the Trust pursuant to the vote of a majority of such Trustees) when authorized to do so by the vote of the Shareholders holding a majority of the Shares entitled to vote. Subject to the foregoing, any such amendment shall be effective as provided in the instrument containing the terms of such amendment or, if there is no provision therein with respect to effectiveness, upon the execution of such instrument and of a certificate (which may be a part of such instrument) executed by a Trustee or officer to the effect that such amendment has been duly adopted. Copies of the amendment to this Declaration of Trust shall be filed as specified in Section 5 of this Article XII. A restated Declaration of Trust, integrating into a single instrument all of the provisions of the Declaration of Trust which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall be effective upon filing as specified in Section 5.

Section 8. Amendments -- Series and Classes. The establishment and designation of any Series or Class of Shares in addition to those established and designated in Section 5 of Article III hereof shall be effective upon the execution by a majority of the then Trustees, without the need for Shareholder approval, of an amendment to this Declaration of Trust, taking the form of a complete restatement or otherwise, setting forth such establishment and designation and the relative rights and preferences of any such Series or Class, or as otherwise provided in such instrument.

Without limiting the generality of the foregoing, the Declaration of the Trust may be amended without the need for Shareholder approval to:

(a)       create one or more Series or Classes of Shares (in addition to any Series or Classes already existing or otherwise) with such rights and preferences and such eligibility requirements for investment therein as the Trustees shall determine and reclassify any or all outstanding Shares as Shares of particular Series or Classes in accordance with such eligibility requirements;

(b)       combine two or more Series or Classes of Shares into a single Series or Class on such terms and conditions as the Trustees shall determine;

(c)       change or eliminate any eligibility requirements for investment in Shares of any Series or Class, including without limitation the power to provide for the issue of Shares of any Series or Class in connection with any merger or consolidation of the Trust with another trust or company or any acquisition by the Trust of part or all of the assets of another trust or company;

(d)       change the designation of any Series or Class of Shares;

(e)       change the method of allocating dividends among the various Series and Classes of Shares;

(f)       allocate any specific assets or liabilities of the Trust or any specific items of income or expense of the Trust to one or more Series and Classes of Shares; and

(g)       specifically allocate assets to any or all Series or Classes of Shares or create one or more additional Series or Classes of Shares which are preferred over all other Series or Classes of Shares in respect of assets specifically allocated thereto or any dividends paid by the Trust with respect to any net income, however determined, earned from the investment and reinvestment of any assets so allocated or otherwise and provide for any special voting or other rights with respect to such Series or Classes.

Section 9. Use of Name. The Trust acknowledges that Federated Investors has reserved the right to grant the non-exclusive use of the name "Federated Equity Funds” or any derivative thereof to any other investment company, investment company portfolio, investment adviser, distributor, or other business enterprise, and to withdraw from the Trust or one or more Series or Classes any right to the use of the name “Federated Equity Funds.”

The undersigned, being a majority of the Trustees of the Trust then in office, hereby execute this Amendment as of the 15th day of August, 1995.

/s/ John F. Donahue	/s/ Peter E. Madden
John F. Donahue	Peter E. Madden

/s/ John T. Conroy, Jr.
John T. Conroy, Jr.	Gregor F. Meyer

/s/ John E. Murray, Jr.
William J. Copeland	John E. Murray, Jr.

James E. Dowd	Wesley W. Posvar

/s/ Lawrence D. Ellis, M.D.	/s/ Marjorie P. Smuts
Lawrence D. Ellis, M.D.	Marjorie P. Smuts

Edward L. Flaherty, Jr.

FEDERATED EQUITY FUNDS

Amendment No. 4 to the

AMENDED AND RESTATED DECLARATION OF TRUST

dated, August 15, 1995

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

“Section 5. Establishment and Designation of Series or Class.

Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes shall be and are established and designated as:

Federated Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Federated Small Cap Strategies Fund

Class A Shares

Class B Shares

Class C Shares

The undersigned, being a majority of the Trustees of the Trust then in office, hereby execute this Amendment as of the 15th day of August, 1995.

/s/ John F. Donahue	/s/ Peter E. Madden
John F. Donahue	Peter E. Madden

/s/ John T. Conroy, Jr.
John T. Conroy, Jr.	Gregor F. Meyer

/s/ John E. Murray, Jr.
William J. Copeland	John E. Murray, Jr.

James E. Dowd	Wesley W. Posvar

/s/ Lawrence D. Ellis, M.D.	/s/ Marjorie P. Smuts
Lawrence D. Ellis, M.D.	Marjorie P. Smuts

Edward L. Flaherty, Jr.

FEDERATED EQUITY FUNDS

Amendment No. 5 to the

AMENDED AND RESTATED DECLARATION OF TRUST

dated, August 15, 1995

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

“Section 5. Establishment and Designation of Series or Class.

Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes shall be and are established and designated as:

Federated Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Federated Small Cap Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Federated Capital Appreciation Fund

Class A Shares

Class B Shares

Class C Shares

The undersigned, being a majority of the Trustees of the Trust then in office, hereby execute this Amendment as of the 15th day of August, 1995.

/s/ John F. Donahue	/s/ Peter E. Madden
John F. Donahue	Peter E. Madden

/s/ John T. Conroy, Jr.
John T. Conroy, Jr.	Gregor F. Meyer

/s/ John E. Murray, Jr.
William J. Copeland	John E. Murray, Jr.

James E. Dowd	Wesley W. Posvar

/s/ Lawrence D. Ellis, M.D.	/s/ Marjorie P. Smuts
Lawrence D. Ellis, M.D.	Marjorie P. Smuts

Edward L. Flaherty, Jr.

FEDERATED EQUITY FUNDS

Amendment No. 6 to the

AMENDED AND RESTATED DECLARATION OF TRUST

dated, August 15, 1995

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

“Section 5. Establishment and Designation of Series or Class.

Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes shall be and are established and designated as:

Federated Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Federated Small Cap Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Federated Capital Appreciation Fund

Class A Shares

Class B Shares

Class C Shares

Federated Aggressive Growth Fund

Class A Shares

Class B Shares

Class C Shares

The undersigned , being a majority of the Trustees of the Trust then in office, hereby execute this Amendment as of the 15th day of August, 1995.

/s/ John F. Donahue	/s/ Peter E. Madden
John F. Donahue	Peter E. Madden

/s/ John T. Conroy, Jr.
John T. Conroy, Jr.	Gregor F. Meyer

/s/ John E. Murray, Jr.
William J. Copeland	John E. Murray, Jr.

James E. Dowd	Wesley W. Posvar

/s/ Lawrence D. Ellis, M.D.	/s/ Marjorie P. Smuts
Lawrence D. Ellis, M.D.	Marjorie P. Smuts

Edward L. Flaherty, Jr.

FEDERATED EQUITY FUNDS

Amendment No. 7

to the

AMENDED AND RESTATED DECLARATION OF TRUST

dated, August 15, 1995

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

“Section 5. Establishment and Designation of Series or Class.

Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes shall be and are established and designated as:

Federated Aggressive Growth Fund

Class A Shares

Class B Shares

Class C Shares

Federated Capital Appreciation Fund

Class A Shares

Class B Shares

Class C Shares

Federated Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Federated Large Cap Growth Fund

Class A Shares

Class B Shares

Class C Shares

Federated Small Cap Strategies Fund

Class A Shares

Class B Shares

Class C Shares

The undersigned Assistant Secretary of Federated Equity Funds hereby certifies that the above-stated Amendment is a true and correct Amendment to the Amended and Restated Declaration of Trust, as adopted by the Board of Trustees on the 17th day of November, 1998.

WITNESS the due execution hereof this 17th day of November, 1998.

/s/ John F. Donahue	/s/ Lawrence D. Ellis, M.D.
John F. Donahue	Lawrence D. Ellis, M.D.

/s/ Thomas G. Bigley	/s/ Edward L. Flaherty, Jr.
Thomas G. Bigley	Edward L. Flaherty, Jr.

/s/ John T. Conroy, Jr.	/s/ Peter E. Madden
John T. Conroy, Jr.	Peter E. Madden

/s/ Nicholas P. Constantakis
Nicholas P. Constantakis	John E. Murray, Jr.

/s/ Wesley W. Posvar
William J. Copeland	Wesley W. Posvar

/s/ James E. Dowd	/s/ Marjorie P. Smuts
James E. Dowd	Marjorie P. Smuts

FEDERATED EQUITY FUNDS

Amendment No. 8

to the

AMENDED AND RESTATED DECLARATION OF TRUST

dated, August 15, 1995

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

“Section 5. Establishment and Designation of Series or Class.

Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes shall be and are established and designated as:

Federated Aggressive Growth Fund

Class A Shares

Class B Shares

Class C Shares

Federated Capital Appreciation Fund

Class A Shares

Class B Shares

Class C Shares

Federated Communications Technology Fund

Class A Shares

Class B Shares

Class C Shares

Federated Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Federated Large Cap Growth Fund

Class A Shares

Class B Shares

Class C Shares

Federated Small Cap Strategies Fund

Class A Shares

Class B Shares

Class C Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Amended and Restated Declaration of Trust, as adopted by the Board of Trustees on the 19th day of August, 1999.

WITNESS the due execution hereof this 19th day of August. 1999.

/s/ John F. Donahue	/s/ Lawrence D. Ellis, M.D.
John F. Donahue	Lawrence D. Ellis, M.D.

/s/ Thomas G. Bigley	/s/ Peter E. Madden
Thomas G. Bigley	Peter E. Madden

/s/ John T. Conroy, Jr.	/s/ Charles F. Mansfield, Jr.
John T. Conroy, Jr.	Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis	/s/ John E. Murray, Jr.
Nicholas P. Constantakis	John E. Murray, Jr.

/s/ William J. Copeland	/s/ Marjorie P. Smuts
William J. Copeland	Marjorie P. Smuts

/s/ John F. Cunningham	/s/ John S. Walsh
John F. Cunningham	John S. Walsh

FEDERATED EQUITY FUNDS

Amendment No. 9

to the

DECLARATION OF TRUST

Dated April 17, 1984

THIS Declaration of Trust is amended as follows:

A.       Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Aggressive Growth Fund

Class A Shares

Class B Shares

Class C Shares

Federated Capital Appreciation Fund

Class A Shares

Class B Shares

Class C Shares

Federated Communications Technology Fund

Class A Shares

Class B Shares

Class C Shares

Federated Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Federated Large Cap Growth Fund

Class A Shares

Class B Shares

Class C Shares

Federated New Economy Fund

Class A Shares

Class B Shares

Class C Shares

Federated Small Cap Strategies Fund

Class A Shares

Class B Shares

Class C Shares

B.       Strike the first sentence of Section 5 of Article XII from the Declaration of Trust and substitute in its place the following:

Section 5. Offices of the Trust, Filing of Copies, Headings, Counterparts. The Trust shall maintain a usual place of business in Massachusetts, which shall be as determined by the Trustees from time to time and shall continue to maintain an office at such address unless changed by the Trustees to another location in Massachusetts.

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 17th day of May, 2000.

WITNESS the due execution hereof this 17th day of May, 2000.

/s/ John F. Donahue	/s/ Lawrence D. Ellis, M.D.
John F. Donahue	Lawrence D. Ellis, M.D.

/s/ Thomas G. Bigley	/s/ Peter E. Madden
Thomas G. Bigley	Peter E. Madden

/s/ John T. Conroy, Jr.	/s/ Charles F. Mansfield, Jr.
John T. Conroy, Jr.	Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis	/s/ John E. Murray, Jr.
Nicholas P. Constantakis	John E. Murray, Jr.

/s/ John F. Cunningham	/s/ Marjorie P. Smuts
John F. Cunningham	Marjorie P. Smuts

/s/ J. Christopher Donahue	/s/ John S. Walsh
J. Christopher Donahue	John S. Walsh

EDERATED EQUITY FUNDS

AMENDMENT NO. 10

to the AMENDED & RESTATED DECLARATION OF TRUST

Dated August 15, 1995

THIS Declaration of Trust is amended as follows:

A.       Strike subsection (p) from Section 1 (Powers) of Article V (Powers of the Trustees) and replace it with the following:

“(p) To borrow money. The Trust may also enter into reverse repurchase agreements in amounts not in excess of one-third of its total assets in order to meet redemption requests without immediately selling any portfolio instruments.”

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees by Unanimous Consent on September 1, 1999, and approved by Shareholder at a meeting on the 5th day of November, 1999.

WITNESS the due execution hereof this 29th day of August, 2000.

/s/ John F. Donahue	/s/ Lawrence D. Ellis, M.D.
John F. Donahue	Lawrence D. Ellis, M.D.

/s/ Thomas G. Bigley	/s/ Peter E. Madden
Thomas G. Bigley	Peter E. Madden

/s/ John T. Conroy, Jr.	/s/ Charles F. Mansfield, Jr.
John T. Conroy, Jr.	Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis	/s/ John E. Murray, Jr.
Nicholas P. Constantakis	John E. Murray, Jr.

/s/ John F. Cunningham	/s/ Marjorie P. Smuts
John F. Cunningham	Marjorie P. Smuts

/s/ J. Christopher Donahue	/s/ John S. Walsh
J. Christopher Donahue	John S. Walsh

FEDERATED EQUITY FUNDS

Amendment No. 11

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

THIS Declaration of Trust is amended as follows:

A.       Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Aggressive Growth Fund

Class A Shares

Class B Shares

Class C Shares

Federated Capital Appreciation Fund

Class A Shares

Class B Shares

Class C Shares

Federated Communications Technology Fund

Class A Shares

Class B Shares

Class C Shares

Federated Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Large Cap Growth Fund

Class A Shares

Class B Shares

Class C Shares

Federated Large Cap Tech Fund

Class A Shares

Class B Shares

Class C Shares

Federated Market Opportunity Fund

Class A Shares

Class B Shares

Class C Shares

Federated New Economy Fund

Class A Shares

Class B Shares

Class C Shares

Federated Small Cap Strategies Fund

Class A Shares

Class B Shares

Class C Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 15th day of November, 2000.

WITNESS the due execution hereof this 15th day of November, 2000.

/s/ John F. Donahue	/s/ Lawrence D. Ellis, M.D.
John F. Donahue	Lawrence D. Ellis, M.D.

/s/ Thomas G. Bigley	/s/ Peter E. Madden
Thomas G. Bigley	Peter E. Madden

/s/ John T. Conroy, Jr.	/s/ Charles F. Mansfield, Jr.
John T. Conroy, Jr.	Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis	/s/ John E. Murray, Jr.
Nicholas P. Constantakis	John E. Murray, Jr.

/s/ John F. Cunningham	/s/ Marjorie P. Smuts
John F. Cunningham	Marjorie P. Smuts

/s/ J. Christopher Donahue	/s/ John S. Walsh
J. Christopher Donahue	John S. Walsh

FEDERATED EQUITY FUNDS

AMENDMENT NO. 12

to the AMENDED & RESTATED DECLARATION OF TRUST

Dated August 15, 1995

THIS Declaration of Trust is amended as follows:

A.       Strike the first sentence of Section 1 of Article III from the Declaration of Trust and substitute in its place the following:

“The beneficial interest in the Trust shall at all times be divided into transferable Shares, without par value, except for the Federated Kaufmann Fund, which Shares shall have a par value of $.001 per Share”

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees pursuant to a unanimous consent written on April 17, 2001.

WITNESS the due execution hereof this 17th day of April, 2001.

/s/ John F. Donahue	/s/ Lawrence D. Ellis, M.D.
John F. Donahue	Lawrence D. Ellis, M.D.

/s/ Thomas G. Bigley	/s/ Peter E. Madden
Thomas G. Bigley	Peter E. Madden

/s/ John T. Conroy, Jr.	/s/ Charles F. Mansfield, Jr.
John T. Conroy, Jr.	Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis	/s/ John E. Murray, Jr.
Nicholas P. Constantakis	John E. Murray, Jr. J.D.

/s/ John F. Cunningham	/s/ Marjorie P. Smuts
John F. Cunningham	Marjorie P. Smuts

/s/ J. Christopher Donahue	/s/ John S. Walsh
J. Christopher Donahue	John S. Walsh

FEDERATED EQUITY FUNDS

Amendment No. 13

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

THIS Declaration of Trust is amended as follows:

A.       Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Aggressive Growth Fund

Class A Shares

Class B Shares

Class C Shares

Federated Capital Appreciation Fund

Class A Shares

Class B Shares

Class C Shares

Federated Communications Technology Fund

Class A Shares

Class B Shares

Class C Shares

Federated Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Federated Large Cap Growth Fund

Class A Shares

Class B Shares

Class C Shares

Federated Large Cap Tech Fund

Class A Shares

Class B Shares

Class C Shares

Federated Market Opportunity Fund

Class A Shares

Class B Shares

Class C Shares

Federated New Economy Fund

Class A Shares

Class B Shares

Class C Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 24th day of August, 2001, effective as of August 31, 2001.

WITNESS the due execution hereof this 24th day of August, 2001.

/s/ John F. Donahue	/s/ Lawrence D. Ellis, M.D.
John F. Donahue	Lawrence D. Ellis, M.D.

/s/ Thomas G. Bigley	/s/ Peter E. Madden
Thomas G. Bigley	Peter E. Madden

/s/ John T. Conroy, Jr.	/s/ Charles F. Mansfield, Jr.
John T. Conroy, Jr.	Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis	/s/ John E. Murray, Jr.
Nicholas P. Constantakis	John E. Murray, Jr.

/s/ John F. Cunningham	/s/ Marjorie P. Smuts
John F. Cunningham	Marjorie P. Smuts

/s/ J. Christopher Donahue	/s/ John S. Walsh
J. Christopher Donahue	John S. Walsh

FEDERATED EQUITY FUNDS

Amendment No. 14

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

THIS Declaration of Trust is amended as follows:

A.       Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Aggressive Growth Fund

Class A Shares

Class B Shares

Class C Shares

Federated Capital Appreciation Fund

Class A Shares

Class B Shares

Class C Shares

Federated Communications Technology Fund

Class A Shares

Class B Shares

Class C Shares

Federated Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Federated Large Cap Growth Fund

Class A Shares

Class B Shares

Class C Shares

Federated Market Opportunity Fund

Class A Shares

Class B Shares

Class C Shares

Federated New Economy Fund

Class A Shares

Class B Shares

Class C Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 15th day of November, 2001, and approved by Shareholders at a meeting on the 20th day of December, 2001.

WITNESS the due execution hereof this 20th day of December, 2001.

/s/ John F. Donahue	/s/ Lawrence D. Ellis, M.D.
John F. Donahue	Lawrence D. Ellis, M.D.

/s/ Thomas G. Bigley	/s/ Peter E. Madden
Thomas G. Bigley	Peter E. Madden

/s/ John T. Conroy, Jr.	/s/ Charles F. Mansfield, Jr.
John T. Conroy, Jr.	Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis	/s/ John E. Murray, Jr.
Nicholas P. Constantakis	John E. Murray, Jr.

/s/ John F. Cunningham	/s/ Marjorie P. Smuts
John F. Cunningham	Marjorie P. Smuts

/s/ J. Christopher Donahue	/s/ John S. Walsh
J. Christopher Donahue	John S. Walsh

FEDERATED EQUITY FUNDS

Amendment No. 15

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

THIS Declaration of Trust is amended as follows:

A.       Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Capital Appreciation Fund

Class A Shares

Class B Shares

Class C Shares

Federated Communications Technology Fund

Class A Shares

Class B Shares

Class C Shares

Federated Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Large Cap Growth Fund

Class A Shares

Class B Shares

Class C Shares

Federated Market Opportunity Fund

Class A Shares

Class B Shares

Class C Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 14th day of February, 2002, and approved by Shareholders at meetings on the 4th day of April, 2002 and the 26th day of April, 2002.

WITNESS the due execution hereof this 30th day of April, 2002.

/s/ John F. Donahue	/s/ Lawrence D. Ellis, M.D.
John F. Donahue	Lawrence D. Ellis, M.D.

/s/ Thomas G. Bigley	/s/ Peter E. Madden
Thomas G. Bigley	Peter E. Madden

/s/ John T. Conroy, Jr.	/s/ Charles F. Mansfield, Jr.
John T. Conroy, Jr.	Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis	/s/ John E. Murray, Jr.
Nicholas P. Constantakis	John E. Murray, Jr.

/s/ John F. Cunningham	/s/ Marjorie P. Smuts
John F. Cunningham	Marjorie P. Smuts

/s/ J. Christopher Donahue	/s/ John S. Walsh
J. Christopher Donahue	John S. Walsh

FEDERATED EQUITY FUNDS

Amendment No. 16

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

THIS Declaration of Trust is amended as follows:

A.       Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Capital Appreciation Fund

Class A Shares

Class B Shares

Class C Shares

Federated Capital Income Fund

Class A Shares

Class B Shares

Class C Shares

Class F Shares

Federated Communications Technology Fund

Class A Shares

Class B Shares

Class C Shares

Federated Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Large Cap Growth Fund

Class A Shares

Class B Shares

Class C Shares

Federated Market Opportunity Fund

Class A Shares

Class B Shares

Class C Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 22nd day of August, 2002.

WITNESS the due execution hereof this 22nd day of August, 2002.

/s/ John F. Donahue	/s/ Lawrence D. Ellis, M.D.
John F. Donahue	Lawrence D. Ellis, M.D.

/s/ Thomas G. Bigley	/s/ Peter E. Madden
Thomas G. Bigley	Peter E. Madden

/s/ John T. Conroy, Jr.	/s/ Charles F. Mansfield, Jr.
John T. Conroy, Jr.	Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis	/s/ John E. Murray, Jr.
Nicholas P. Constantakis	John E. Murray, Jr.

/s/ John F. Cunningham	/s/ Marjorie P. Smuts
John F. Cunningham	Marjorie P. Smuts

/s/ J. Christopher Donahue	/s/ John S. Walsh
J. Christopher Donahue	John S. Walsh

FEDERATED EQUITY FUNDS

Amendment No. 17

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

THIS Declaration of Trust is amended as follows:

A.       Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Capital Appreciation Fund

Class A Shares

Class B Shares

Class C Shares

Federated Communications Technology Fund

Class A Shares

Class B Shares

Class C Shares

Federated Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Kaufmann Small Cap Appreciation Fund

Class A Shares

Class B Shares

Class C Shares

Federated Large Cap Growth Fund

Class A Shares

Class B Shares

Class C Shares

Federated Market Opportunity Fund

Class A Shares

Class B Shares

Class C Shares

The undersigned Board of Trustees hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust.

WITNESS the due execution hereof this 9th day of October, 2002.

/s/ John F. Donahue	/s/ Lawrence D. Ellis, M.D.
John F. Donahue	Lawrence D. Ellis, M.D.

/s/ Thomas G. Bigley	/s/ Peter E. Madden
Thomas G. Bigley	Peter E. Madden

/s/ John T. Conroy, Jr.	/s/ Charles F. Mansfield, Jr.
John T. Conroy, Jr.	Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis	/s/ John E. Murray, Jr.
Nicholas P. Constantakis	John E. Murray, Jr.

/s/ John F. Cunningham
John F. Cunningham	Marjorie P. Smuts

/s/ J. Christopher Donahue	/s/ John S. Walsh
J. Christopher Donahue	John S. Walsh

FEDERATED EQUITY FUNDS

Amendment No. 18

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

THIS Declaration of Trust is amended as follows:

A.       Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Capital Appreciation Fund

Class A Shares

Class B Shares

Class C Shares

Federated Communications Technology Fund

Class A Shares

Class B Shares

Class C Shares

Federated Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Federated Large Cap Growth Fund

Class A Shares

Class B Shares

Class C Shares

Federated Market Opportunity Fund

Class A Shares

Class B Shares

Class C Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 13th day of November, 2002.

WITNESS the due execution hereof this 13th day of November, 2002.

/s/ John F. Donahue	/s/ Lawrence D. Ellis, M.D.
John F. Donahue	Lawrence D. Ellis, M.D.

/s/ Thomas G. Bigley	/s/ Peter E. Madden
Thomas G. Bigley	Peter E. Madden

/s/ John T. Conroy, Jr.	/s/ Charles F. Mansfield, Jr.
John T. Conroy, Jr.	Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis	/s/ John E.Murray, Jr.
Nicholas P. Constantakis	John E. Murray, Jr.

/s/ John F. Cunningham	/s/ Marjorie P. Smuts
John F. Cunningham	Marjorie P. Smuts

/s/ J. Christopher Donahue	/s/ John S. Walsh
J. Christopher Donahue	John S. Walsh

FEDERATED EQUITY FUNDS

Amendment No. 19

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

THIS Declaration of Trust is amended as follows:

A.       Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Capital Appreciation Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Communications Technology Fund

Class A Shares

Class B Shares

Class C Shares

Federated Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Federated Large Cap Growth Fund

Class A Shares

Class B Shares

Class C Shares

Federated Market Opportunity Fund

Class A Shares

Class B Shares

Class C Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 13th day of February 2003.

WITNESS the due execution hereof this 13th day of February, 2003.

/s/ John F. Donahue	/s/ Lawrence D. Ellis, M.D.
John F. Donahue	Lawrence D. Ellis, M.D.

/s/ Thomas G. Bigley	/s/ Peter E.Madden
Thomas G. Bigley	Peter E. Madden

/s/ John T. Conroy, Jr.	/s/ Charles F. Mansfield, Jr.
John T. Conroy, Jr.	Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis	/s/ John E. Murray, Jr.
Nicholas P. Constantakis	John E. Murray, Jr.

/s/ John F. Cunningham	/s/ Marjorie P. Smuts
John F. Cunningham	Marjorie P. Smuts

/s/ J. Christopher Donahue	/s/ John S. Walsh
J. Christopher Donahue	John S. Walsh

FEDERATED EQUITY FUNDS

Amendment No. 20

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

Effective December 31, 2003, this Declaration of Trust is amended as follows:

A.       Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Capital Appreciation Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Federated Large Cap Growth Fund

Class A Shares

Class B Shares

Class C Shares

Federated Market Opportunity Fund

Class A Shares

Class B Shares

Class C Shares

Federated Technology Fund

Class A Shares

Class B Shares

Class C Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the

17th day of October, 2003.

WITNESS the due execution hereof this 17th day of October, 2003.

/s/ John F. Donahue	/s/ Lawrence D. Ellis, M.D.
John F. Donahue	Lawrence D. Ellis, M.D.

/s/ Thomas G. Bigley	/s/ Peter E. Madden
Thomas G. Bigley	Peter E. Madden

/s/ John T. Conroy, Jr.	/s/ Charles F. Mansfield, Jr.
John T. Conroy, Jr.	Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis	/s/ John E. Murray, Jr.
Nicholas P. Constantakis	John E. Murray, Jr.

/s/ John F. Cunningham	/s/ Marjorie P. Smuts
John F. Cunningham	Marjorie P. Smuts

/s/ J. Christopher Donahue	/s/ John S. Walsh
J. Christopher Donahue	John S. Walsh

FEDERATED EQUITY FUNDS

Amendment No. 21

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

Effective June 30, 2004, this Declaration of Trust is amended as follows:

A.       Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Capital Appreciation Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Communications Technology Fund

Class A Shares

Class B Shares

Class C Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Federated Large Cap Growth Fund

Class A Shares

Class B Shares

Class C Shares

Federated Market Opportunity Fund

Class A Shares

Class B Shares

Class C Shares

Federated Mid Cap Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 14th day of May, 2004.

WITNESS the due execution hereof this 14th day of May, 2004.

/s/ John F. Donahue	/s/ Lawrence D. Ellis, M.D.
John F. Donahue	Lawrence D. Ellis, M.D.

/s/ Thomas G. Bigley	/s/ Peter E. Madden
Thomas G. Bigley	Peter E. Madden

/s/ John T. Conroy, Jr.	/s/ Charles F. Mansfield, Jr.
John T. Conroy, Jr.	Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis	/s/ John E. Murray, Jr.
Nicholas P. Constantakis	John E. Murray, Jr.

/s/ John F. Cunningham	/s/ Marjorie P. Smuts
John F. Cunningham	Marjorie P. Smuts

/s/ J. Christopher Donahue	/s/ John S. Walsh
J. Christopher Donahue	John S. Walsh

FEDERATED EQUITY FUNDS

Amendment No. 22

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

This Declaration of Trust is amended as follows:

A.       Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Capital Appreciation Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Federated Large Cap Growth Fund

Class A Shares

Class B Shares

Class C Shares

Federated Market Opportunity Fund

Class A Shares

Class B Shares

Class C Shares

Federated Mid Cap Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Federated Technology Fund

Class A Shares

Class B Shares

Class C Shares

Federated Strategic Value Fund

Class A Shares

Class B Shares

Class C Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 18th day of November, 2004.

WITNESS the due execution hereof this 18th day of November, 2004.

/s/ John F. Donahue	/s/ Lawrence D. Ellis, M.D.
John F. Donahue	Lawrence D. Ellis, M.D.

/s/ Thomas G. Bigley	/s/ Peter E. Madden
Thomas G. Bigley	Peter E. Madden

/s/ John T. Conroy, Jr.	/s/ Charles F. Mansfield, Jr.
John T. Conroy, Jr.	Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis	/s/ John E. Murray, Jr.
Nicholas P. Constantakis	John E. Murray, Jr.

/s/ John F. Cunningham	/s/ Marjorie P. Smuts
John F. Cunningham	Marjorie P. Smuts

/s/ J. Christopher Donahue	/s/ John S. Walsh
J. Christopher Donahue	John S. Walsh

FEDERATED EQUITY FUNDS

Amendment No. 23

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

This Declaration of Trust is amended as follows:

A.       Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Capital Appreciation Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Federated Large Cap Growth Fund

Class A Shares

Class B Shares

Class C Shares

Federated Market Opportunity Fund

Class A Shares

Class B Shares

Class C Shares

Federated Mid Cap Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Federated Strategic Value Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Technology Fund

Class A Shares

Class B Shares

Class C Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 17th day of February, 2005.

WITNESS the due execution hereof this 17th day of February, 2005.

/s/ John F. Donahue	/s/ Lawrence D. Ellis, M.D.
John F. Donahue	Lawrence D. Ellis, M.D.

/s/ Thomas G. Bigley	/s/ Peter E. Madden
Thomas G. Bigley	Peter E. Madden

/s/ John T. Conroy, Jr.	/s/ Charles F. Mansfield, Jr.
John T. Conroy, Jr.	Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis	/s/ John E. Murray, Jr.
Nicholas P. Constantakis	John E. Murray, Jr.

/s/ John F. Cunningham	/s/ Marjorie P. Smuts
John F. Cunningham	Marjorie P. Smuts

/s/ J. Christopher Donahue	/s/ John S. Walsh
J. Christopher Donahue	John S. Walsh

FEDERATED EQUITY FUNDS

Amendment No. 24

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

This Declaration of Trust is amended as follows:

A.       Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Absolute Advantage Fund

Class A Shares

Class C Shares

Federated Capital Appreciation Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Large Cap Growth Fund

Class A Shares

Class B Shares

Class C Shares

Federated Market Opportunity Fund

Class A Shares

Class B Shares

Class C Shares

Federated Mid Cap Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Federated Strategic Value Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Technology Fund

Class A Shares

Class B Shares

Class C Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 19th day of August, 2005.

WITNESS the due execution hereof this 19th day of August, 2005.

/s/ John F. Donahue	/s/ Lawrence D. Ellis, M.D.
John F. Donahue	Lawrence D. Ellis, M.D.

/s/ Thomas G. Bigley	/s/ Peter E. Madden
Thomas G. Bigley	Peter E. Madden

/s/ John T. Conroy, Jr.	/s/ Charles F. Mansfield, Jr.
John T. Conroy, Jr.	Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis	/s/ John E. Murray, Jr.
Nicholas P. Constantakis	John E. Murray, Jr.

/s/ John F. Cunningham	/s/ Marjorie P. Smuts
John F. Cunningham	Marjorie P. Smuts

/s/ J. Christopher Donahue	/s/ John S. Walsh
J. Christopher Donahue	John S. Walsh

FEDERATED EQUITY FUNDS

Amendment No. 25

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

This Declaration of Trust is amended as follows:

A.       Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Capital Appreciation Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Large Cap Growth Fund

Class A Shares

Class B Shares

Class C Shares

Federated Market Opportunity Fund

Class A Shares

Class B Shares

Class C Shares

Federated Mid Cap Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Federated Strategic Value Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Technology Fund

Class A Shares

Class B Shares

Class C Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 16th day of February, 2006.

WITNESS the due execution hereof this 16th day of February, 2006.

/s/ John F. Donahue	/s/ Lawrence D. Ellis, M.D.
John F. Donahue	Lawrence D. Ellis, M.D.

/s/ Thomas G. Bigley	/s/ Peter E. Madden
Thomas G. Bigley	Peter E. Madden

/s/ John T. Conroy, Jr.	/s/ Charles F. Mansfield, Jr.
John T. Conroy, Jr.	Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis	/s/ John E. Murray, Jr.
Nicholas P. Constantakis	John E. Murray, Jr.

/s/ John F. Cunningham	/s/ Marjorie P. Smuts
John F. Cunningham	Marjorie P. Smuts

/s/ J. Christopher Donahue	/s/ John S. Walsh
J. Christopher Donahue	John S. Walsh

FEDERATED EQUITY FUNDS

Amendment No. 26

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

This Declaration of Trust is amended as follows:

A.       Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Capital Appreciation Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Large Cap Growth Fund

Class A Shares

Class B Shares

Class C Shares

Federated Market Opportunity Fund

Class A Shares

Class B Shares

Class C Shares

Federated Mid Cap Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Strategic Value Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Technology Fund

Class A Shares

Class B Shares

Class C Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 17th day of August, 2006.

WITNESS the due execution hereof this 17th day of August, 2006.

/s/ John F. Donahue	/s/ Peter E. Madden
John F. Donahue	Peter E. Madden

/s/ Thomas G. Bigley	/s/ Charles F. Mansfield, Jr.
Thomas G. Bigley	Charles F. Mansfield, Jr.

/s/ John T. Conroy, Jr.	/s/ John E. Murray, Jr.
John T. Conroy, Jr.	John E. Murray, Jr.

/s/ Nicholas P. Constantakis	/s/ Marjorie P. Smuts
Nicholas P. Constantakis	Marjorie P. Smuts

/s/ John F. Cunningham	/s/ John S. Walsh
John F. Cunningham	John S. Walsh

/s/ J. Christopher Donahue	/s/ James F. Will
J. Christopher Donahue	James F. Will

/s/ Lawrence D. Ellis, M.D.
Lawrence D. Ellis, M.D.

FEDERATED EQUITY FUNDS

Amendment No. 27

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

This Declaration of Trust is amended as follows:

A.       Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Capital Appreciation Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated InterContinental Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Institutional Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Large Cap Growth Fund

Class A Shares

Class B Shares

Class C Shares

Federated Market Opportunity Fund

Class A Shares

Class B Shares

Class C Shares

Federated Mid Cap Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Strategic Value Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Technology Fund

Class A Shares

Class B Shares

Class C Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 15th day of February, 2007.

WITNESS the due execution hereof this 15th day of February, 2007.

/s/ John F. Donahue	/s/ Peter E. Madden
John F. Donahue	Peter E. Madden

/s/ Thomas G. Bigley	/s/ Charles F. Mansfield, Jr.
Thomas G. Bigley	Charles F. Mansfield, Jr.

/s/ John T. Conroy, Jr.	/s/ John E. Murray, Jr.
John T. Conroy, Jr.	John E. Murray, Jr.

/s/ Nicholas P. Constantakis	/s/ Thomas M. O’Neill
Nicholas P. Constantakis	Thomas M. O’Neill

/s/ John F. Cunningham	/s/ Marjorie P. Smuts
John F. Cunningham	Marjorie P. Smuts

/s/ J. Christopher Donahue	/s/ John S. Walsh
J. Christopher Donahue	John S. Walsh

/s/ Lawrence D. Ellis, M.D.	/s/ James F. Will
Lawrence D. Ellis, M.D.	James. F. Will

FEDERATED EQUITY FUNDS

Amendment No. 28

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

This Declaration of Trust is amended as follows:

A.       Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Capital Appreciation Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated InterContinental Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Institutional Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Large Cap Growth Fund

Class A Shares

Class B Shares

Class C Shares

Federated Market Opportunity Fund

Class A Shares

Class B Shares

Class C Shares

Institutional Shares

Federated Mid Cap Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Strategic Value Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Technology Fund

Class A Shares

Class B Shares

Class C Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 18th day of May, 2007.

WITNESS the due execution hereof this 18th day of May, 2007.

/s/ John F. Donahue	/s/ Peter E. Madden
John F. Donahue	Peter E. Madden

/s/ Thomas G. Bigley	/s/ Charles F. Mansfield, Jr.
Thomas G. Bigley	Charles F. Mansfield, Jr.

/s/ John T. Conroy, Jr.	/s/ John E. Murray, Jr.
John T. Conroy, Jr.	John E. Murray, Jr.

/s/ Nicholas P. Constantakis	/s/ Thomas M. O’Neill
Nicholas P. Constantakis	Thomas M. O’Neill

/s/ John F. Cunningham	/s/ Marjorie P. Smuts
John F. Cunningham	Marjorie P. Smuts

/s/ J. Christopher Donahue	/s/ John S. Walsh
J. Christopher Donahue	John S. Walsh

/s/ Lawrence D. Ellis, M.D.	/s/ James F. Will
Lawrence D. Ellis, M.D.	James. F. Will

FEDERATED EQUITY FUNDS

Amendment No. 29

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

This Declaration of Trust is amended as follows:

A.       Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Capital Appreciation Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated InterContinental Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Institutional Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Market Opportunity Fund

Class A Shares

Class B Shares

Class C Shares

Institutional Shares

Federated Mid Cap Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Strategic Value Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Technology Fund

Class A Shares

Class B Shares

Class C Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 15th day of February, 2007, to become effective on June 22, 2007

WITNESS the due execution hereof this 15th day of February, 2007.

/s/ John F. Donahue	/s/ Peter E. Madden
John F. Donahue	Peter E. Madden

/s/ Thomas G. Bigley	/s/ Charles F. Mansfield, Jr.
Thomas G. Bigley	Charles F. Mansfield, Jr.

/s/ John T. Conroy, Jr.	/s/ John E. Murray, Jr.
John T. Conroy, Jr.	John E. Murray, Jr.

/s/ Nicholas P. Constantakis	/s/ Thomas M. O’Neill
Nicholas P. Constantakis	Thomas M. O’Neill

/s/ John F. Cunningham	/s/ Marjorie P. Smuts
John F. Cunningham	Marjorie P. Smuts

/s/ J. Christopher Donahue	/s/ John S. Walsh
J. Christopher Donahue	John S. Walsh

/s/ Lawrence D. Ellis, M.D.	/s/ James F. Will
Lawrence D. Ellis, M.D.	James. F. Will

FEDERATED EQUITY FUNDS

Amendment No. 30

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

This Declaration of Trust is amended as follows:

A.       Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Capital Appreciation Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Institutional Shares

Federated InterContinental Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Institutional Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Kaufmann Large Cap Fund

Class A Shares

Class C Shares

Class K Shares

Institutional Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Market Opportunity Fund

Class A Shares

Class B Shares

Class C Shares

Institutional Shares

Federated Mid Cap Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Strategic Value Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Technology Fund

Class A Shares

Class B Shares

Class C Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 17th day of August, 2007, effective as of September 17, 2007.

WITNESS the due execution hereof this 17th day of August, 2007.

/s/ John F. Donahue	/s/ Peter E. Madden
John F. Donahue	Peter E. Madden

/s/ Thomas G. Bigley	/s/ Charles F. Mansfield, Jr.
Thomas G. Bigley	Charles F. Mansfield, Jr.

/s/ John T. Conroy, Jr.	/s/ John E. Murray, Jr.
John T. Conroy, Jr.	John E. Murray, Jr.

/s/ Nicholas P. Constantakis	/s/ Thomas M. O’Neill
Nicholas P. Constantakis	Thomas M. O’Neill

/s/ John F. Cunningham	/s/ Marjorie P. Smuts
John F. Cunningham	Marjorie P. Smuts

/s/ J. Christopher Donahue	/s/ John S. Walsh
J. Christopher Donahue	John S. Walsh

/s/ Lawrence D. Ellis, M.D.	/s/ James F. Will
Lawrence D. Ellis, M.D.	James. F. Will

FEDERATED EQUITY FUNDS

Amendment No. 31

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

This Declaration of Trust is amended as follows:

A.       Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Capital Appreciation Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Institutional Shares

Federated InterContinental Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Institutional Shares

Federated International Strategic Value Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Kaufmann Large Cap Fund

Class A Shares

Class C Shares

Class K Shares

Institutional Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Market Opportunity Fund

Class A Shares

Class B Shares

Class C Shares

Institutional Shares

Federated Mid Cap Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Strategic Value Fund

Class A Shares

Class C Shares

Institutional Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 14th day of February, 2008.

WITNESS the due execution hereof this 14th day of February, 2008.

/s/ John F. Donahue	/s/ Peter E. Madden
John F. Donahue	Peter E. Madden

/s/ Thomas G. Bigley	/s/ Charles F. Mansfield, Jr.
Thomas G. Bigley	Charles F. Mansfield, Jr.

/s/ John T. Conroy, Jr.	/s/ John E. Murray, Jr.
John T. Conroy, Jr.	John E. Murray, Jr.

/s/ Nicholas P. Constantatkis	/s/ Thomas M. O’Neill
Nicholas P. Constantakis	Thomas M. O’Neill

/s John F. Cunningham	/s/ Marjorie P. Smuts
John F. Cunningham	Marjorie P. Smuts

/s/ J. Christopher Donahue	/s/ John S. Walsh
J. Christopher Donahue	John S. Walsh

/s/ Lawrence D. Ellis, M.D.	/s/ James F. Will
Lawrence D. Ellis, M.D.	James. F. Will

FEDERATED EQUITY FUNDS

Amendment No. 32

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

This Declaration of Trust is amended as follows:

A.       Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Capital Appreciation Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Institutional Shares

Federated InterContinental Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Institutional Shares

Federated International Strategic Value Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Kaufmann Large Cap Fund

Class A Shares

Class C Shares

Class K Shares

Institutional Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Market Opportunity Fund

Class A Shares

Class B Shares

Class C Shares

Institutional Shares

Federated Mid Cap Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Prudent Bear Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Strategic Value Fund

Class A Shares

Class C Shares

Institutional Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 15th day of August, 2008, to become effective on August 21, 2008.

WITNESS the due execution hereof this 15th day of August, 2008.

/s/ John F. Donahue	/s/ Charles F. Mansfield, Jr.
John F. Donahue	Charles F. Mansfield, Jr.

/s/ Thomas G. Bigley	/s/ John E. Murray, Jr.
Thomas G. Bigley	John E. Murray, Jr.

/s/ John T. Conroy, Jr.	/s/ R. James Nicholson
John T. Conroy, Jr.	R. James Nicholson

/s/ Nicholas P. Constantakis	/s/ Thomas M. O’Neill
Nicholas P. Constantakis	Thomas M. O’Neill

/s/ John F. Cunningham	/s/ Marjorie P.Smuts
John F. Cunningham	Marjorie P. Smuts

/s/ J. Christopher Donahue	/s/ John S. Walsh
J. Christopher Donahue	John S. Walsh

/s/ Peter E. Madden	/s/ James F. Will
Peter E. Madden	James. F. Will

FEDERATED EQUITY FUNDS

Amendment No. 33

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

This Declaration of Trust is amended as follows:

A.       Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Capital Appreciation Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Institutional Shares

Federated Clover Mid Value Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Clover Small Value Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Clover Value Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Institutional Shares

Federated InterContinental Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Institutional Shares

Federated International Strategic Value Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Kaufmann Large Cap Fund

Class A Shares

Class C Shares

Class K Shares

Institutional Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Market Opportunity Fund

Class A Shares

Class B Shares

Class C Shares

Institutional Shares

Federated Mid Cap Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Prudent Bear Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Strategic Value Fund

Class A Shares

Class C Shares

Institutional Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 13th day of November, 2008, to become effective on January 21, 2009.

WITNESS the due execution hereof this 13th day of November, 2008.

/s/ John F. Donahue	/s/ Charles F. Mansfield, Jr.
John F. Donahue	Charles F. Mansfield, Jr.

/s/ Thomas G. Bigley	/s/ John E. Murray, Jr.
Thomas G. Bigley	John E. Murray, Jr.

/s/ John T. Conroy, Jr.	/s/ R. James Nicholson
John T. Conroy, Jr.	R. James Nicholson

/s/ Nicholas P. Constantakis	/s/ Thomas M. O’Neill
Nicholas P. Constantakis	Thomas M. O’Neill

/s/ John F. Cunningham	/s/ Marjorie P. Smuts
John F. Cunningham	Marjorie P. Smuts

/s/ J. Christopher Donahue	/s/ John S. Walsh
J. Christopher Donahue	John S. Walsh

/s/ Peter E. Madden	/s/James F. Will
Peter E. Madden	James. F. Will

FEDERATED EQUITY FUNDS

Amendment No. 34

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 – Establishment and Designation of Series or Class of Article III – BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Capital Appreciation Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Institutional Shares

Federated Clover Small Value Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Clover Mid Value Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Clover Value Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Institutional Shares

Federated InterContinental Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Institutional Shares

Federated International Strategic Value Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Kaufmann Large Cap Fund

Class A Shares

Class C Shares

Class K Shares

Institutional Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Market Opportunity Fund

Class A Shares

Class B Shares

Class C Shares

Institutional Shares

Federated Mid Cap Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Institutional Shares

Federated Prudent Bear Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Strategic Value Fund

Class A Shares

Class C Shares

Institutional Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the
12th day of November, 2009, to become effective on January 31, 2010.

WITNESS the due execution hereof this 12th day of November, 2009.

/s/ John F. Donahue	/s/ Peter E. Madden
John F. Donahue	Peter E. Madden

/s/ John T. Conroy, Jr.	/s/ Charles F. Mansfield, Jr.
John T. Conroy, Jr.	Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis	/s/ R. James Nicholson
Nicholas P. Constantakis	R. James Nicholson

/s/ John F. Cunningham	/s/ Thomas M. O’Neill
John F. Cunningham	Thomas M. O’Neill

/s/ J. Christopher Donahue	/s/ John S. Walsh
J. Christopher Donahue	John S. Walsh

/s/ Maureen Lally-Green	/s/ James F. Will
Maureen Lally-Green	James F. Will

FEDERATED EQUITY FUNDS

Amendment No. 35

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 – Establishment and Designation of Series or Class of Article III – BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Capital Appreciation Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Institutional Shares

Federated Clover Small Value Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Clover Value Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Institutional Shares

Federated InterContinental Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Institutional Shares

Federated International Strategic Value Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Kaufmann Large Cap Fund

Class A Shares

Class C Shares

Class K Shares

Institutional Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Market Opportunity Fund

Class A Shares

Class B Shares

Class C Shares

Institutional Shares

Federated Mid Cap Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Institutional Shares

Federated Prudent Bear Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Strategic Value Fund

Class A Shares

Class C Shares

Institutional Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the
12th day of November, 2009, to become effective on February 19, 2010.

WITNESS the due execution hereof this 12th day of November, 2009.

/s/ John F. Donahue	/s/ Peter E. Madden
John F. Donahue	Peter E. Madden

/s/ John T. Conroy, Jr.	/s; Charles F. Mansfield, Jr.
John T. Conroy, Jr.	Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis	/s/ R. James Nicholson
Nicholas P. Constantakis	R. James Nicholson

/s/ John F. Cunningham	/s/ Thomas M. O’Neill
John F. Cunningham	Thomas M. O’Neill

/s/ J. Christopher Donahue	/s/ John S. Walsh
J. Christopher Donahue	John S. Walsh

/s/ Maureen Lally-Green	/s/ James F. Will
Maureen Lally-Green	James F. Will

FEDERATED EQUITY FUNDS

Amendment No. 36

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 – Establishment and Designation of Series or Class of Article III – BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Capital Appreciation Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Institutional Shares

Federated Clover Small Value Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Clover Value Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Institutional Shares

Federated InterContinental Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Institutional Shares

Federated International Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Kaufmann Large Cap Fund

Class A Shares

Class C Shares

Class K Shares

Institutional Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Market Opportunity Fund

Class A Shares

Class B Shares

Class C Shares

Institutional Shares

Federated Mid Cap Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Institutional Shares

Federated Prudent Bear Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Strategic Value Fund

Class A Shares

Class C Shares

Institutional Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the
11th day of February, 2010, to become effective on March 31, 2010.

WITNESS the due execution hereof this 11th day of February, 2010.

/s/ John F. Donahue	/s/ Peter E. Madden
John F. Donahue	Peter E. Madden

/s/ John T. Conroy, Jr.	/s/ Charles F. Mansfield, Jr.
John T. Conroy, Jr.	Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis	/s/ R. James Nicholson
Nicholas P. Constantakis	R. James Nicholson

/s/ John F. Cunningham	/s/ Thomas M. O’Neill
John F. Cunningham	Thomas M. O’Neill

/s/ J. Christopher Donahue	/s/ John S. Walsh
J. Christopher Donahue	John S. Walsh

/s/ Maureen Lally-Green	/s/ James F. Will
Maureen Lally-Green	James F. Will

FEDERATED EQUITY FUNDS

Amendment No. 37

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 – Establishment and Designation of Series or Class of Article III – BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Capital Appreciation Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Institutional Shares

Federated Clover Small Value Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Clover Value Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Institutional Shares

Federated InterContinental Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Institutional Shares

Federated International Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Kaufmann Large Cap Fund

Class A Shares

Class C Shares

Class K Shares

Institutional Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Market Opportunity Fund

Class A Shares

Class B Shares

Class C Shares

Institutional Shares

Federated Mid Cap Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Institutional Shares

Federated Prudent Bear Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the
11th day of February, 2010, to become effective on June 29, 2010.

WITNESS the due execution hereof this 14th day of May, 2010.

/s/ John F. Donahue	/s/ Peter E. Madden
John F. Donahue	Peter E. Madden

/s/ John T. Conroy, Jr.	/s/ Charles F. Mansfield, Jr.
John T. Conroy, Jr.	Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis	/s/ R. James Nicholson
Nicholas P. Constantakis	R. James Nicholson

/s/ John F. Cunningham	/s/ Thomas M. O’Neill
John F. Cunningham	Thomas M. O’Neill

/s/ J. Christopher Donahue	/s/ John S. Walsh
J. Christopher Donahue	John S. Walsh

/s/ Maureen Lally-Green	/s/ James F. Will
Maureen Lally-Green	James F. Will

FEDERATED EQUITY FUNDS

Amendment No. 38

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 – Establishment and Designation of Series or Class of Article III – BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Capital Appreciation Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Institutional Shares

Federated Clover Small Value Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Clover Value Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Institutional Shares

Federated Global Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Federated InterContinental Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Institutional Shares

Federated International Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Kaufmann Large Cap Fund

Class A Shares

Class C Shares

Class K Shares

Institutional Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Federated Market Opportunity Fund

Class A Shares

Class B Shares

Class C Shares

Institutional Shares

Federated Mid Cap Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Class K Shares

Institutional Shares

Federated Prudent Bear Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the
13th day of August, 2010, to become effective on August 13, 2010.

WITNESS the due execution hereof this 13th day of August, 2010.

/s/ John F. Donahue	/s/ Peter E. Madden
John F. Donahue	Peter E. Madden

/s/ John T. Conroy, Jr.	/s/ Charles F. Mansfield, Jr.
John T. Conroy, Jr.	Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis	/s/ R. James Nicholson
Nicholas P. Constantakis	R. James Nicholson

/s/ John F. Cunningham	/s/ Thomas M. O’Neill
John F. Cunningham	Thomas M. O’Neill

/s/ J. Christopher Donahue	/s/ John S. Walsh
J. Christopher Donahue	John S. Walsh

/s/ Maureen Lally-Green	/s/ James F. Will
Maureen Lally-Green	James F. Will

FEDERATED EQUITY FUNDS

Amendment No. 39

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 – Establishment and Designation of Series or Class of Article III – BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Capital Appreciation Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Clover Small Value Fund

Class A Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Clover Value Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Global Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Federated InterContinental Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated International Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Federated Kaufmann Large Cap Fund

Class A Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Federated Market Opportunity Fund

Class A Shares

Class B Shares

Class C Shares

Institutional Shares

Federated Mid Cap Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Prudent Bear Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 13th day of August, 2010, to become effective on December 31, 2010.

WITNESS the due execution hereof this 9th day of November, 2010.

/s/ John F. Donahue	/s/ Peter E. Madden
John F. Donahue	Peter E. Madden

/s/ John T. Conroy, Jr.	/s/ Charles F. Mansfield, Jr.
John T. Conroy, Jr.	Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis	/s/ R. James Nicholson
Nicholas P. Constantakis	R. James Nicholson

/s/ John F. Cunningham	/s/ Thomas M. O’Neill
John F. Cunningham	Thomas M. O’Neill

/s/ J. Christopher Donahue	/s/ John S. Walsh
J. Christopher Donahue	John S. Walsh

/s/ Maureen Lally-Green	/s/ James F. Will
Maureen Lally-Green	James F. Will

FEDERATED EQUITY FUNDS

Amendment No. 40

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 – Establishment and Designation of Series or Class of Article III – BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Capital Appreciation Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Clover Small Value Fund

Class A Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Clover Value Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Global Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Federated InterContinental Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated International Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Federated Kaufmann Large Cap Fund

Class A Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Federated Mid Cap Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Prudent Absolute Return Fund

Class A Shares

Class B Shares

Class C Shares

Institutional Shares

Federated Prudent Bear Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 18th day of May, 2012, to become effective on August 1, 2012.

WITNESS the due execution hereof this 18th day of May, 2012.

/s/ John F. Donahue	/s/ Peter E. Madden
John F. Donahue	Peter E. Madden

/s/ Nicholas P. Constantakis	/s/ Charles F. Mansfield, Jr.
Nicholas P. Constantakis	Charles F. Mansfield, Jr.

/s/ John F. Cunningham	/s/ Thomas M. O’Neill
John F. Cunningham	Thomas M. O’Neill

/s/J. Christopher Donahue	/s/ John S. Walsh
J. Christopher Donahue	John S. Walsh

/s/ Maureen Lally-Green
Maureen Lally-Green

FEDERATED EQUITY FUNDS

Amendment No. 41

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 – Establishment and Designation of Series or Class of Article III – BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Absolute Return Fund

Class A Shares

Class B Shares

Class C Shares

Institutional Shares

Federated Capital Appreciation Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Clover Small Value Fund

Class A Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Clover Value Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Global Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Federated InterContinental Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated International Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Federated Kaufmann Large Cap Fund

Class A Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Federated Mid Cap Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Prudent Bear Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 13th day of December, 2012, to become effective on December 31, 2012.

WITNESS the due execution hereof this 13th day of December, 2012.

/s/ John F. Donahue	/s/ Peter E. Madden
John F. Donahue	Peter E. Madden

/s/ Nicholas P. Constantakis	/s/ Charles F. Mansfield, Jr.
Nicholas P. Constantakis	Charles F. Mansfield, Jr.

/s/ Thomas M. O’Neill
John F. Cunningham	Thomas M. O’Neill

/s/ J. Christopher Donahue	/s/ John S. Walsh
J. Christopher Donahue	John S. Walsh

/s/ Maureen Lally-Green
Maureen Lally-Green

FEDERATED EQUITY FUNDS

Amendment No. 42

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 – Establishment and Designation of Series or Class of Article III – BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Absolute Return Fund

Class A Shares

Class B Shares

Class C Shares

Institutional Shares

Federated Capital Appreciation Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Clover Small Value Fund

Class A Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Clover Value Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Global Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Federated InterContinental Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated International Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Federated Kaufmann Large Cap Fund

Class A Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Federated MDT Mid Cap Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Prudent Bear Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 13th day of December, 2012, to become effective on January 18, 2013.

WITNESS the due execution hereof this 13th day of December, 2012.

/s/ John F. Donahue	/s/ Peter E. Madden
John F. Donahue	Peter E. Madden

/s/ Nicholas P. Constantakis	/s/ Charles F. Mansfield, Jr.
Nicholas P. Constantakis	Charles F. Mansfield, Jr.

/s/ Thomas M. O’Neill
John F. Cunningham	Thomas M. O’Neill

/s/ J. Christopher Donahue	/s/ John S. Walsh
J. Christopher Donahue	John S. Walsh

/s/ Maureen Lally-Green
Maureen Lally-Green

FEDERATED EQUITY FUNDS

Amendment No. 43

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 – Establishment and Designation of Series or Class of Article III – BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Absolute Return Fund

Class A Shares

Class B Shares

Class C Shares

Institutional Shares

Federated Clover Small Value Fund

Class A Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Clover Value Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Global Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Federated InterContinental Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated International Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Federated Kaufmann Large Cap Fund

Class A Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Federated MDT Mid Cap Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Prudent Bear Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 13th day of December, 2012, to become effective at the close of business on April 19, 2013.

WITNESS the due execution hereof this 13th day of December, 2012.

/s/ John F. Donahue	/s/ Peter E. Madden
John F. Donahue	Peter E. Madden

/s/ Nicholas p. Constantakis	/s/ Chafles F. Mansfield, Jr.
Nicholas P. Constantakis	Charles F. Mansfield, Jr.

/s/ Thomas M. O’Neill
John F. Cunningham	Thomas M. O’Neill

/s/ J. Christopher Donahue	/s/ John S. Walsh
J. Christopher Donahue	John S. Walsh

/s/ Maureen Lally-Green
Maureen Lally-Green

FEDERATED EQUITY FUNDS

Amendment No. 44

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 – Establishment and Designation of Series or Class of Article III – BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Absolute Return Fund

Class A Shares

Class B Shares

Class C Shares

Institutional Shares

Federated Clover Small Value Fund

Class A Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Clover Value Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Global Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Federated InterContinental Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Federated International Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Federated Kaufmann Large Cap Fund

Class A Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Federated MDT Mid Cap Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Prudent Bear Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 17th day of May, 2013, to become on the 1st day of August, 2013.

WITNESS the due execution hereof this 17th day of May, 2013.

/s/ John F. Donahue	/s/ Peter E. Madden
John F. Donahue	Peter E. Madden

/s/ John F. Cunningham	/s/ Charles F. Mansfield, Jr.
John F. Cunningham	Charles F. Mansfield, Jr.

/s/ J. Christopher Donahue	/s/ Thomas M. O’Neill
J. Christopher Donahue	Thomas M. O’Neill

/s/ Maureen Lally-Green	/s/ John S. Walsh
Maureen Lally-Green	John S. Walsh

FEDERATED EQUITY FUNDS

Amendment No. 45

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 – Establishment and Designation of Series or Class of Article III – BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Absolute Return Fund

Class A Shares

Class B Shares

Class C Shares

Institutional Shares

Federated Clover Small Value Fund

Class A Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Clover Value Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Global Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Federated InterContinental Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Federated International Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Federated Kaufmann Large Cap Fund

Class A Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Federated MDT Mid Cap Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Managed Risk Fund

Class A Shares

Institutional Shares

Federated Prudent Bear Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 16th day of August, 2013, to become on the 19th day of September, 2013.

WITNESS the due execution hereof this 16th day of August, 2013.

/s/ John F. Donahue	/s/ Charles F. Mansfield, Jr..
John F. Donahue	Charles F. Mansfield, Jr.

/s/ J. Christopher Donahue	/s Thomas M. O’Neill
J. Christopher Donahue	Thomas M. O’Neill

/s/ Maureen Lally-Green	/s/ John S. Walsh
Maureen Lally-Green	John S. Walsh

/s/ Peter E. Madden
Peter E. Madden

FEDERATED EQUITY FUNDS

Amendment No. 46

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 – Establishment and Designation of Series or Class of Article III – BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Absolute Return Fund

Class A Shares

Class B Shares

Class C Shares

Institutional Shares

Federated Clover Small Value Fund

Class A Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Clover Value Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Global Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Federated InterContinental Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Federated International Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Federated Kaufmann Large Cap Fund

Class A Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Federated MDT Mid Cap Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Managed Risk Fund

Class A Shares

Institutional Shares

Federated Prudent Bear Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the

14th day of November, 2013, to become on December 30, 2013.

WITNESS the due execution hereof this 14th day of November, 2013.

/s/ John F. Donahue	/s/ Charles F. Mansfield, Jr.
John F. Donahue	Charles F. Mansfield, Jr.

/s/ John T. Collins	/s/ Thomas M. O’Neill
John T. Collins	Thomas M. O’Neill

/s/ J. Christopher Donahue	/s/ P. Jerome Richey
J. Christopher Donahue	P. Jerome Richey

/s/ Maureen Lally-Green	/s/ John S. Walsh
Maureen Lally-Green	John S. Walsh

/s/ Peter S. Madden
Peter E. Madden

FEDERATED EQUITY FUNDS

Amendment No. 47

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 – Establishment and Designation of Series or Class of Article III – BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Absolute Return Fund

Class A Shares

Class B Shares

Class C Shares

Institutional Shares

Federated Clover Small Value Fund

Class A Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Clover Value Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Emerging Markets Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Federated InterContinental Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Federated International Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Federated Kaufmann Large Cap Fund

Class A Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Federated MDT Mid Cap Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Managed Risk Fund

Class A Shares

Institutional Shares

Federated Prudent Bear Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the

13th day of February, 2014, to become on April 28, 2014.

WITNESS the due execution hereof this 13th day of February, 2014.

/s/ John F. Donahue	/s/ Charles F. Mansfield, Jr.
John F. Donahue	Charles F. Mansfield, Jr.

/s/ John T. Collins	/s/ Thomas M. O’Neill
John T. Collins	Thomas M. O’Neill

/s/ J. Christopher Donahue	/s/ P. Jerome Richey
J. Christopher Donahue	P. Jerome Richey

/s/ Maureen Lally-Green	/s/ John S. Walsh
Maureen Lally-Green	John S. Walsh

/s/ Peter E. Madden
Peter E. Madden

FEDERATED EQUITY FUNDS

Amendment No. 48

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 – Establishment and Designation of Series or Class of Article III – BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Absolute Return Fund

Class A Shares

Class B Shares

Class C Shares

Institutional Shares

Federated Clover Small Value Fund

Class A Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Clover Value Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Emerging Markets Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Federated InterContinental Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Federated International Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Federated Kaufmann Large Cap Fund

Class A Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Federated MDT Mid Cap Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Managed Risk Fund

Class A Shares

Institutional Shares

Federated Managed Volatility Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Prudent Bear Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the

15th day of August, 2014, to become on December 1, 2014.

WITNESS the due execution hereof this 15th day of August, 2014.

/s/ John F. Donahue	/s/ Charles F. Mansfield, Jr.
John F. Donahue	Charles F. Mansfield, Jr.

/s/ John T. Collins	/s/ Thomas M. O’Neill
John T. Collins	Thomas M. O’Neill

/s/ J. Christopher Donahue	/s/ P. Jerome Richey
J. Christopher Donahue	P. Jerome Richey

/s/ Maureen Lally-Green	/s/ John S. Walsh
Maureen Lally-Green	John S. Walsh

/s/ Peter E. Madden
Peter E. Madden

FEDERATED EQUITY FUNDS

Amendment No. 49

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 – Establishment and Designation of Series or Class of Article III – BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Absolute Return Fund

Class A Shares

Class B Shares

Class C Shares

Institutional Shares

Federated Clover Small Value Fund

Class A Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Clover Value Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Emerging Markets Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Federated InterContinental Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Federated International Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Federated Kaufmann Large Cap Fund

Class A Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated MDT Mid Cap Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Managed Risk Fund

Class A Shares

Institutional Shares

Federated Managed Volatility Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Prudent Bear Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the

14th day of August, 2015, to become on December 29, 2015.

WITNESS the due execution hereof this 14th day of August, 2015.

/s/ John F. Donahue	/s/ Peter Madden
John F. Donahue	Peter E. Madden

/s/ John T. Collins	/s/ Charles F. Mansfield, Jr.
John T. Collins	Charles F. Mansfield, Jr.

/s/ J. Christopher Donahue	/s/ Thomas M. O’Neill
J. Christopher Donahue	Thomas M. O’Neill

/s/ G. Thomas Hough	/s/ P. Jerome Richey
G. Thomas Hough	P. Jerome Richey

/s/ Maureen Lally-Green	/s/ John S. Walsh
Maureen Lally-Green	John S. Walsh

FEDERATED EQUITY FUNDS

Amendment No. 50

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 – Establishment and Designation of Series or Class of Article III – BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Absolute Return Fund

Class A Shares

Class B Shares

Class C Shares

Institutional Shares

Federated Clover Small Value Fund

Class A Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Federated Clover Value Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Emerging Markets Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Federated InterContinental Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated International Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Federated Kaufmann Large Cap Fund

Class A Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated MDT Mid Cap Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Managed Risk Fund

Class A Shares

Institutional Shares

Federated Managed Volatility Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Prudent Bear Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the10th day of February 2016, to become effective on March 29, 2016.

WITNESS the due execution hereof this 22 day of March, 2016.

/s/ John F. Donahue	/s/ Peter E. Madden
John F. Donahue	Peter E. Madden

/s/ John T, Collins	/s/ Charles F. Mansfield, Jr.
John T. Collins	Charles F. Mansfield, Jr.

/s/ J. Christopher Donahue	/s/ Thomas M. O’Neill
J. Christopher Donahue	Thomas M. O’Neill

/s/ G. Thomas Hough	/s/ P. Jerome Richey
G. Thomas Hough	P. Jerome Richey

/s/ Maureen Lally-Green	/s/ John S. Walsh
Maureen Lally-Green	John S. Walsh

FEDERATED EQUITY FUNDS

Amendment No. 51

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 – Establishment and Designation of Series or Class of Article III – BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Absolute Return Fund

Class A Shares

Class B Shares

Class C Shares

Institutional Shares

Federated Clover Small Value Fund

Class A Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Federated Clover Value Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Emerging Markets Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Federated InterContinental Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated International Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Federated Kaufmann Large Cap Fund

Class A Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated MDT Mid Cap Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Managed Risk Fund

Class A Shares

Institutional Shares

Federated Managed Volatility Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Prudent Bear Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the

12th day of May 2016, to become effective on June 1, 2016.

WITNESS the due execution hereof this 12th day of May, 2016.

/s/ John B. Fisher	/s/ Peter E. Madden
John B. Fisher	Peter E. Madden

/s/ John T. Collins	/s/ Charles F. Mansfield, Jr.
John T. Collins	Charles F. Mansfield, Jr.

/s/ J. Christopher Donahue	/s/ Thomas M. O’Neill
J. Christopher Donahue	Thomas M. O’Neill

/s/ G. Thomas Hough	/s/ P. Jerome Richey
G. Thomas Hough	P. Jerome Richey

/s/ Maureen Lally-Green	/s/ John S. Walsh
Maureen Lally-Green	John S. Walsh

FEDERATED EQUITY FUNDS

Amendment No. 52

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 – Establishment and Designation of Series or Class of Article III – BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Absolute Return Fund

Class A Shares

Class B Shares

Class C Shares

Institutional Shares

Federated Clover Small Value Fund

Class A Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Federated Clover Value Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Emerging Markets Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Federated InterContinental Fund

Class A Shares

Class B Shares

Class C Shares

Class R6 Shares

Institutional Shares

Federated International Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Federated Kaufmann Large Cap Fund

Class A Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated MDT Mid Cap Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Class R6 Shares

Institutional Shares

Federated Managed Risk Fund

Class A Shares

Institutional Shares

Federated Managed Volatility Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Prudent Bear Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the

10th day of February, to become effective on September 1, 2016.

WITNESS the due execution hereof this 12th day of August, 2016.

/s/John T. Collins	/s/Peter E. Madden
John T. Collins	Peter E. Madden

/s/ J. Christopher Donahue	/s/ Charles F. Mansfield, Jr.
J. Christopher Donahue	Charles F. Mansfield, Jr.

/s/ John B. Fisher	/s/ Thomas M. O’Neill
John B. Fisher	Thomas M. O’Neill

/s/ G. Thomas Hough	/s/ P. Jerome Richey
G. Thomas Hough	P. Jerome Richey

/s/Maureen Lally-Green	/s/ John S. Walsh
Maureen Lally-Green	John S. Walsh

FEDERATED EQUITY FUNDS

Amendment No. 53

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 – Establishment and Designation of Series or Class of Article III – BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Absolute Return Fund

Class A Shares

Class B Shares

Class C Shares

Institutional Shares

Federated Clover Small Value Fund

Class A Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Federated Clover Value Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Emerging Markets Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Federated InterContinental Fund

Class A Shares

Class B Shares

Class C Shares

Class R6 Shares

Institutional Shares

Federated International Strategic Value Dividend Fund

Class A Shares

Class C Shares

Class R6 Shares

Institutional Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Kaufmann Large Cap Fund

Class A Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated MDT Mid Cap Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Class R6 Shares

Institutional Shares

Federated Managed Risk Fund

Class A Shares

Institutional Shares

Federated Managed Volatility Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Prudent Bear Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the

12th day of August, 2016, to become effective on December 1, 2016

WITNESS the due execution hereof this 12th day of August, 2016.

/s/John T. Collins	/s/ Peter E. Madden
John T. Collins	Peter E. Madden

/s/J. Christopher	/s/ Charles F. Mansfield, Jr.
J. Christopher Donahue	Charles F. Mansfield, Jr.

/s/ John B. Fisher	/s/ Thomas M. O’Neill
John B. Fisher	Thomas M. O’Neill

/s/ G. Thomas Hough	/s/ P. Jerome Richey
G. Thomas Hough	P. Jerome Richey

/s Maureen Lally-Green	/s/ John S. Walsh
Maureen Lally-Green	John S. Walsh

FEDERATED EQUITY FUNDS

Amendment No. 54

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 – Establishment and Designation of Series or Class of Article III – BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Absolute Return Fund

Class A Shares

Class B Shares

Class C Shares

Institutional Shares

Federated Clover Small Value Fund

Class A Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Federated Clover Value Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Emerging Markets Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Global Strategic Value Dividend Fund

Class A Shares

Class C Shares

Class R6 Shares

Institutional Shares

Federated InterContinental Fund

Class A Shares

Class B Shares

Class C Shares

Class R6 Shares

Institutional Shares

Federated International Strategic Value Dividend Fund

Class A Shares

Class C Shares

Class R6 Shares

Institutional Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Kaufmann Large Cap Fund

Class A Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated MDT Mid-Cap Growth Fund

(formerly Federated MDT Mid-Cap Growth Strategies Fund)

Class A Shares

Class B Shares

Class C Shares

Class R6 Shares

Institutional Shares

Federated Managed Risk Fund

Class A Shares

Institutional Shares

Federated Managed Volatility Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Prudent Bear Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the

17th day of November, 2016, to become effective on January 17, 2017.

(Signature Page Follows)

WITNESS the due execution hereof this 17th day of November 2016.

/s/ John T. Collins	/s/ Peter E. Madden
John T. Collins	Peter E. Madden

/s/ J. Christopher Donahue	/s/ Charles F. Mansfield, Jr.
J. Christopher Donahue	Charles F. Mansfield, Jr.

/s/ John B. Fisher	/s/ Thomas M. O’Neill
John B. Fisher	Thomas M. O’Neill

/s/ G. Thomas Hough	/s/ P. Jerome Richey
G. Thomas Hough	P. Jerome Richey

/s/ Maureen Lally-Green	/s/ John S. Walsh
Maureen Lally-Green	John S. Walsh

FEDERATED EQUITY FUNDS

Amendment No. 55

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 – Establishment and Designation of Series or Class of Article III – BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Absolute Return Fund

Class A Shares

Class B Shares

Class C Shares

Institutional Shares

Class T Shares

Federated Clover Small Value Fund

Class A Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated Clover Value Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Class T Shares

Federated Emerging Markets Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Global Strategic Value Dividend Fund

Class A Shares

Class C Shares

Class R6 Shares

Institutional Shares

Federated InterContinental Fund

Class A Shares

Class B Shares

Class C Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated International Strategic Value Dividend Fund

Class A Shares

Class C Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Class T Shares

Federated Kaufmann Large Cap Fund

Class A Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Class T Shares

Federated MDT Mid-Cap Growth Fund

Class A Shares

Class B Shares

Class C Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated Managed Volatility Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Prudent Bear Fund

Class A Shares

Class C Shares

Institutional Shares

Class T Shares

Federated Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Class T Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the

16th day of February, 2017, to become effective on March 1, 2017.

WITNESS the due execution hereof this 16th day of February, 2017.

/s/John T. Collins	/s/ Peter E. Madden
John T. Collins	Peter E. Madden

/s/ J. Christopher Donahue	/s/ Charles F. Mansfield, Jr.
J. Christopher Donahue	Charles F. Mansfield, Jr.

/s/ John B. Fisher	/s/ Thomas M. O’Neill
John B. Fisher	Thomas M. O’Neill

G. Thomas Hough	/s/ P. Jerome Richey
G. Thomas Hough	P. Jerome Richey

/s/ Maureen Lally-Green	/s/ John S. Walsh
Maureen Lally-Green	John S. Walsh

FEDERATED EQUITY FUNDS

Amendment No. 56

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 – Establishment and Designation of Series or Class of Article III – BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Absolute Return Fund

Class A Shares

Class B Shares

Class C Shares

Institutional Shares

Class T Shares

Federated Clover Small Value Fund

Class A Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated Clover Value Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Class T Shares

Federated Emerging Markets Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Global Strategic Value Dividend Fund

Class A Shares

Class C Shares

Class R6 Shares

Institutional Shares

Federated InterContinental Fund

Class A Shares

Class B Shares

Class C Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated International Strategic Value Dividend Fund

Class A Shares

Class C Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Class T Shares

Federated Kaufmann Large Cap Fund

Class A Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Class T Shares

Federated MDT Mid-Cap Growth Fund

Class A Shares

Class B Shares

Class C Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated Prudent Bear Fund

Class A Shares

Class C Shares

Institutional Shares

Class T Shares

Federated Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Class T Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the

18th day of May, 2017, to become effective on June 23, 2017.

WITNESS the due execution hereof this 18th day of May, 2017.

/s/ John T. Collins	/s/ Peter E. Madden
John T. Collins	Peter E. Madden

/s/ J. Christopher Donahue	/s/ Charles F. Mansfield, Jr.
J. Christopher Donahue	Charles F. Mansfield, Jr.

/s/ John B. Fisher	/s/ Thomas M. O’Neill
John B. Fisher	Thomas M. O’Neill

/s/ G. Thomas Hough	/s/ P. Jerome Richey
G. Thomas Hough	P. Jerome Richey

/s/ Maureen Lally-Green	/s/ John S. Walsh
Maureen Lally-Green	John S. Walsh

FEDERATED EQUITY FUNDS

Amendment No. 57

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 – Establishment and Designation of Series or Class of Article III – BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Absolute Return Fund

Class A Shares

Class B Shares

Class C Shares

Institutional Shares

Class T Shares

Federated Clover Small Value Fund

Class A Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated Clover Value Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Class T Shares

Federated Global Strategic Value Dividend Fund

Class A Shares

Class C Shares

Class R6 Shares

Institutional Shares

Federated InterContinental Fund

Class A Shares

Class B Shares

Class C Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated International Strategic Value Dividend Fund

Class A Shares

Class C Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Class T Shares

Federated Kaufmann Large Cap Fund

Class A Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Class T Shares

Federated MDT Mid-Cap Growth Fund

Class A Shares

Class B Shares

Class C Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated Prudent Bear Fund

Class A Shares

Class C Shares

Institutional Shares

Class T Shares

Federated Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Class T Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the

18th day of May, 2017, to become effective on July 7, 2017.

WITNESS the due execution hereof this 18th day of May, 2017.

/s/ John T. Collins	/s/ Peter E. Madden
John T. Collins	Peter E. Madden

/s/ J. Christopher Donahue	/s/ Charles F. Mansfield, Jr.
J. Christopher Donahue	Charles F. Mansfield, Jr.

/s/ John B. Fisher	/s/ Thomas M. O’Neill
John B. Fisher	Thomas M. O’Neill

/s/ G. Thomas Hough	/s/ P. Jerome Richey
G. Thomas Hough	P. Jerome Richey

/s/ Maureen Lally-Green	/s/ John S. Walsh
Maureen Lally-Green	John S. Walsh

FEDERATED EQUITY FUNDS

Amendment No. 58

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 – Establishment and Designation of Series or Class of Article III – BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Absolute Return Fund

Class A Shares

Class B Shares

Class C Shares

Institutional Shares

Class T Shares

Federated Clover Small Value Fund

Class A Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated Clover Value Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Class T Shares

Federated Global Strategic Value Dividend Fund

Class A Shares

Class C Shares

Class R6 Shares

Institutional Shares

Federated International Strategic Value Dividend Fund

Class A Shares

Class C Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Class T Shares

Federated Kaufmann Large Cap Fund

Class A Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Class T Shares

Federated MDT Mid-Cap Growth Fund

Class A Shares

Class B Shares

Class C Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated Prudent Bear Fund

Class A Shares

Class C Shares

Institutional Shares

Class T Shares

Federated Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Class T Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the

18th day of May, 2017, to become effective on August 25, 2017.

WITNESS the due execution hereof this 18th day of May, 2017.

/s/ John T. Collins	/s/ Peter E. Madden
John T. Collins	Peter E. Madden

/s/ J. Christopher Donahue	/s/ Charles F. Mansfield, Jr.
J. Christopher Donahue	Charles F. Mansfield, Jr.

/s/ John B. Fisher	/s/ Thomas M. O’Neill
John B. Fisher	Thomas M. O’Neill

/s/ G. Thomas Hough	/s/ P. Jerome Richey
G. Thomas Hough	P. Jerome Richey

/s/ Maureen Lally-Green	/s/ John S. Walsh
Maureen Lally-Green	John S. Walsh

FEDERATED EQUITY FUNDS

Amendment No. 59

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 – Establishment and Designation of Series or Class of Article III – BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Absolute Return Fund

Class A Shares

Class B Shares

Class C Shares

Institutional Shares

Class T Shares

Federated Clover Small Value Fund

Class A Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated Clover Value Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Class T Shares

Federated Global Strategic Value Dividend Fund

Class A Shares

Class C Shares

Class R6 Shares

Institutional Shares

Federated International Strategic Value Dividend Fund

Class A Shares

Class C Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Class T Shares

Federated Kaufmann Large Cap Fund

Class A Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated MDT Mid-Cap Growth Fund

Class A Shares

Class B Shares

Class C Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated Prudent Bear Fund

Class A Shares

Class C Shares

Institutional Shares

Class T Shares

Federated Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Class T Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the

18th day of August, 2017, to become effective on September 1, 2017.

WITNESS the due execution hereof this 18th day of August, 2017.

/s/ John T. Collins	/s/ Peter E. Madden
John T. Collins	Peter E. Madden

/s/ J. Christopher Donahue	/s/ Charles F. Mansfield, Jr.
J. Christopher Donahue	Charles F. Mansfield, Jr.

/s/ John B. Fisher	/s/ Thomas M. O’Neill
John B. Fisher	Thomas M. O’Neill

/s/ G. Thomas Hough	/s/ P. Jerome Richey
G. Thomas Hough	P. Jerome Richey

/s/ Maureen Lally-Green	/s/ John S. Walsh
Maureen Lally-Green	John S. Walsh

FEDERATED EQUITY FUNDS

Amendment No. 60

to the

RESTATED AND AMENDED DECLARATION OF TRUST

Dated August 15, 1995

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 – Establishment of Series or Classes of Article III – BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Absolute Return Fund

Class A Shares

Class B Shares

Class C Shares

Institutional Shares

Class T Shares

Federated Clover Small Value Fund

Class A Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated Clover Value Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Class T Shares

Federated Global Strategic Value Dividend Fund

Class A Shares

Class C Shares

Class R6 Shares

Institutional Shares

Federated InterContinental Fund

Class A Shares

Class B Shares

Class C Shares

Class R6 Shares

Institutional Shares

Federated International Strategic Value Dividend Fund

Class A Shares

Class C Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Class T Shares

Federated Kaufmann Large Cap Fund

Class A Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated MDT Mid-Cap Growth Fund

Class A Shares

Class B Shares

Class C Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated Prudent Bear Fund

Class A Shares

Class C Shares

Institutional Shares

Class T Shares

Federated Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Class T Shares

(signature page follows)

The undersigned hereby certify that the above-stated Amendment No. 60 is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees as of the date hereof, to be deemed effective as of August 25, 2017.

WITNESS the due execution hereof this 11th day of September, 2017.

/s/ John T. Collins	/s/ Peter E. Madden
John T. Collins	Peter E. Madden

/s/ J. Christopher Donahue	/s/ Charles F. Mansfield, Jr.
J. Christopher Donahue	Charles F. Mansfield, Jr.

/s/ John B. Fisher	/s/ Thomas M. O’Neill
John B. Fisher	Thomas M. O’Neill

/s/ G. Thomas Hough	/s/ P. Jerome Richey
G. Thomas Hough	P. Jerome Richey

/s/ Maureen Lally-Green	/s/ John S. Walsh
Maureen Lally-Green	John S. Walsh

FEDERATED EQUITY FUNDS

Amendment No. 61

to the

RESTATED AND AMENDED DECLARATION OF TRUST

Dated August 15, 1995

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 – Establishment of Series or Classes of Article III – BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Absolute Return Fund

Class A Shares

Class B Shares

Class C Shares

Institutional Shares

Class T Shares

Federated Clover Small Value Fund

Class A Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated Clover Value Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Class T Shares

Federated Global Strategic Value Dividend Fund

Class A Shares

Class C Shares

Class R6 Shares

Institutional Shares

Federated International Strategic Value Dividend Fund

Class A Shares

Class C Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Class T Shares

Federated Kaufmann Large Cap Fund

Class A Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated MDT Mid-Cap Growth Fund

Class A Shares

Class B Shares

Class C Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated Prudent Bear Fund

Class A Shares

Class C Shares

Institutional Shares

Class T Shares

Federated Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Class T Shares

(signature page follows)

The undersigned hereby certify that the above-stated Amendment No. 61 is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees as of the date hereof, to be deemed effective as of October 1, 2017.

.

WITNESS the due execution hereof this 11th day of September, 2017.

/s/ John T. Collins	/s/ Peter E. Madden
John T. Collins	Peter E. Madden

/s/ J. Christopher Donahue	/s/ Charles F. Mansfield, Jr.
J. Christopher Donahue	Charles F. Mansfield, Jr.

/s/ John B. Fisher	/s/ Thomas M. O’Neill
John B. Fisher	Thomas M. O’Neill

/s/ G. Thomas Hough	/s/ P. Jerome Richey
G. Thomas Hough	P. Jerome Richey

/s/ Maureen Lally-Green	/s/ John S. Walsh
Maureen Lally-Green	John S. Walsh

FEDERATED EQUITY FUNDS

Amendment No. 62

to the

RESTATED AND AMENDED DECLARATION OF TRUST

Dated August 15, 1995

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 – Establishment of Series or Classes of Article III – BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Absolute Return Fund

Class A Shares

Class B Shares

Class C Shares

Institutional Shares

Class T Shares

Federated Clover Small Value Fund

Class A Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated Global Strategic Value Dividend Fund

Class A Shares

Class C Shares

Class R6 Shares

Institutional Shares

Federated International Strategic Value Dividend Fund

Class A Shares

Class C Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Class T Shares

Federated Kaufmann Large Cap Fund

Class A Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated MDT Mid-Cap Growth Fund

Class A Shares

Class B Shares

Class C Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated Prudent Bear Fund

Class A Shares

Class C Shares

Institutional Shares

Class T Shares

Federated Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Class T Shares

(signature page follows)

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 16th day of May, 2017, to become effective on December 8, 2017.

WITNESS the due execution hereof this 16th day of November, 2017.

/s/ John T. Collins	/s/ Peter E. Madden
John T. Collins	Peter E. Madden

/s/ J. Christopher Donhaue	/s/ Charles F. Mansfield, Jr.
J. Christopher Donahue	Charles F. Mansfield, Jr.

/s/ John B. Fisher	/s/ Thomas M. O’Neill
John B. Fisher	Thomas M. O’Neill

/s/ G. Thomas Hough	/s/ P. Jerome Richey
G. Thomas Hough	P. Jerome Richey

/s/ Maureen Lally-Green	/s/ John S. Walsh
Maureen Lally-Green	John S. Walsh

FEDERATED EQUITY FUNDS

Amendment No. 63

to the

RESTATED AND AMENDED DECLARATION OF TRUST

Dated August 15, 1995

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 – Establishment of Series or Classes of Article III – BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Absolute Return Fund

Class A Shares

Class B Shares

Class C Shares

Institutional Shares

Class T Shares

Federated Clover Small Value Fund

Class A Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated Global Strategic Value Dividend Fund

Class A Shares

Class C Shares

Class R6 Shares

Institutional Shares

Federated International Strategic Value Dividend Fund

Class A Shares

Class C Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Class T Shares

Federated Kaufmann Large Cap Fund

Class A Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated MDT Mid-Cap Growth Fund

Class A Shares

Class C Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated Prudent Bear Fund

Class A Shares

Class C Shares

Institutional Shares

Class T Shares

Federated Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Class T Shares

The undersigned hereby certify that the above-stated Amendment No. 63 is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees as of the date hereof, to be deemed effective as of February 2, 2018.

.

WITNESS the due execution hereof this 16th day of November, 2017.

/s/ John T. Collins	/s/ Peter E. Madden
John T. Collins	Peter E. Madden

/s/ J. Christopher Donahue	/s/ Charles F. Mansfield, Jr.
J. Christopher Donahue	Charles F. Mansfield, Jr.

/s/ John B. Fisher	/s/ Thomas M. O’Neill
John B. Fisher	Thomas M. O’Neill

/s/ G. Thomas Hough	/s/ P. Jerome Richey
G. Thomas Hough	P. Jerome Richey

/s/ Maureen Lally-Green	/s/ John S. Walsh
Maureen Lally-Green	John S. Walsh

FEDERATED EQUITY FUNDS

Amendment No. 64

to the

RESTATED AND AMENDED DECLARATION OF TRUST

Dated August 15, 1995

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 – Establishment of Series or Classes of Article III – BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Clover Small Value Fund

Class A Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated Global Strategic Value Dividend Fund

Class A Shares

Class C Shares

Class R6 Shares

Institutional Shares

Federated International Strategic Value Dividend Fund

Class A Shares

Class C Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Class T Shares

Federated Kaufmann Large Cap Fund

Class A Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated MDT Mid Cap Growth Fund

Class A Shares

Class C Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated Prudent Bear Fund

Class A Shares

Class C Shares

Institutional Shares

Class T Shares

Federated Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Class T Shares

The undersigned hereby certify that the above-stated Amendment No. 64 is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees as of the date hereof, to be deemed effective as of August 16, 2019.

WITNESS the due execution hereof this 15th day of November, 2018.

/s/ John T. Collins	/s/ Charles F. Mansfield, Jr.
John T. Collins	Charles F. Mansfield, Jr.

/s/ J. Christopher Donahue	/s/ Thomas M. O’Neill
J. Christopher Donahue	Thomas M. O’Neill

/s/ John B. Fisher	/s/ P. Jerome Richey
John B. Fisher	P. Jerome Richey

/s/G. Thomas Hough	/s/ John S. Walsh
G. Thomas Hough	John S. Walsh

/s/ Maureen Lally-Green
Maureen Lally-Green

FEDERATED EQUITY FUNDS

Amendment No. 65

to the

RESTATED AND AMENDED DECLARATION OF TRUST

Dated August 15, 1995

This Declaration of Trust is amended as follows:

A.       Strike Section 1 of Article I from the Declaration of Trust and substitute in its place the following:

This Trust shall be known as FEDERATED HERMES EQUITY FUNDS, and the Trustees may conduct the business of the Trust under that name or any other name as they may determine from time to time

B.       Strike the first paragraph of Section 5 – Establishment of Series or Classes of Article III – BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Hermes Clover Small Value Fund

Class A Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated Hermes Global Strategic Value Dividend Fund

Class A Shares

Class C Shares

Class R6 Shares

Institutional Shares

Federated Hermes International Strategic Value Dividend Fund

Class A Shares

Class C Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated Hermes Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Class T Shares

Federated Hermes Kaufmann Large Cap Fund

Class A Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Class T Shares

(continued on next page)

Federated Hermes Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated Hermes MDT Mid Cap Growth Fund

Class A Shares

Class C Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated Hermes Prudent Bear Fund

Class A Shares

Class C Shares

Institutional Shares

Class T Shares

Federated Hermes Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Class T Shares

The undersigned hereby certify that the above-stated Amendment No. 65 is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees as of the date hereof, to be deemed effective as of June 26, 2020.

WITNESS the due execution hereof this 19th day of June, 2020.

/s/ John T. Collins	/s/ Charles F. Mansfield, Jr.
John T. Collins	Charles F. Mansfield, Jr.

/s/ J. Christopher Donahue	/s/ Thomas M. O’Neill
J. Christopher Donahue	Thomas M. O’Neill

/s/ John B. Fisher	/s/ P. Jerome Richey
John B. Fisher	P. Jerome Richey

/s/ G. Thomas Hough	/s/ John S. Walsh
G. Thomas Hough	John S. Walsh

/s/ Maureen Lally-Green
Maureen Lally-Green

FEDERATED HERMES EQUITY FUNDS

Amendment No. 66

to the

RESTATED AND AMENDED DECLARATION OF TRUST

Dated August 15, 1995

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 – Establishment of Series or Classes of Article III – BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Hermes Clover Small Value Fund

Class A Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Federated Hermes Global Strategic Value Dividend Fund

Class A Shares

Class C Shares

Class R6 Shares

Institutional Shares

Federated Hermes International Strategic Value Dividend Fund

Class A Shares

Class C Shares

Class R6 Shares

Institutional Shares

Federated Hermes Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Hermes Kaufmann Large Cap Fund

Class A Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Federated Hermes Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

(continued on next page)

Federated Hermes MDT Mid Cap Growth Fund

Class A Shares

Class C Shares

Class R6 Shares

Institutional Shares

Federated Hermes Prudent Bear Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Hermes Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

The undersigned hereby certify that the above-stated Amendment No. 66 is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees as of the date hereof, to be deemed effective as of November 30th, 2020.

WITNESS the due execution hereof this 11th day of November 2020.

/s/ John T. Collins	/s/ Charles F. Mansfield, Jr.
John T. Collins	Charles F. Mansfield, Jr.

/s/ J. Christopher Donahue	/s/ Thomas M. O’Neill
J. Christopher Donahue	Thomas M. O’Neill

/s/ John B. Fisher	/s/ Madelyn A. Reilly
John B. Fisher	Madelyn A. Reilly

/s/ G. Thomas Hough	/s/ P. Jerome Richey
G. Thomas Hough	P. Jerome Richey

/s/ Maureen Lally-Green	/s/ John S. Walsh
Maureen Lally-Green	John S. Walsh

FEDERATED HERMES EQUITY FUNDS

Amendment No. 67

to the

RESTATED AND AMENDED DECLARATION OF TRUST

Dated August 15, 1995

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 – Establishment of Series or Classes of Article III – BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Hermes Clover Small Value Fund

Class A Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Federated Hermes International Strategic Value Dividend Fund

Class A Shares

Class C Shares

Class R6 Shares

Institutional Shares

Federated Hermes Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Hermes Kaufmann Large Cap Fund

Class A Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Federated Hermes Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Federated Hermes MDT Mid Cap Growth Fund

Class A Shares

Class C Shares

Class R6 Shares

Institutional Shares

Federated Hermes Prudent Bear Fund

Class A Shares

Class C Shares

Institutional Shares

(continued on next page)

Federated Hermes Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

The undersigned hereby certify that the above-stated Amendment No. 67 is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees as of the date hereof, to be deemed effective as of January 22, 2021.

WITNESS the due execution hereof this 11th day of February, 2021.

/s/ John T. Collins	/s/ Thomas M. O’Neill
John T. Collins	Thomas M. O’Neill

/s/ J. Christopher Donahue	/s/ Madelyn A. Reilly
J. Christopher Donahue	Madelyn A. Reilly

/s/ John B. Fisher	/s/ P. Jerome Richey
John B. Fisher	P. Jerome Richey

/s/ G. Thomas Hough	/s/ John S. Walsh
G. Thomas Hough	John S. Walsh

/s/ Maureen Lally-Green
Maureen Lally-Green

FEDERATED HERMES EQUITY FUNDS

Amendment No. 68

to the

RESTATED AND AMENDED DECLARATION OF TRUST

Dated August 15, 1995

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 – Establishment of Series or Classes of Article III – BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Hermes Clover Small Value Fund

Class A Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Federated Hermes International Strategic Value Dividend Fund

Class A Shares

Class C Shares

Class R6 Shares

Institutional Shares

Federated Hermes Kaufmann Fund

Class A Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Hermes Kaufmann Large Cap Fund

Class A Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Federated Hermes Kaufmann Small Cap Fund

Class A Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Federated Hermes MDT Mid Cap Growth Fund

Class A Shares

Class C Shares

Class R6 Shares

Institutional Shares

Federated Hermes Prudent Bear Fund

Class A Shares

Class C Shares

Institutional Shares

(continued on next page)

Federated Hermes Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

The undersigned hereby certify that the above-stated Amendment No. 68 is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees as of the date hereof, to be deemed effective as of February 3, 2023.

WITNESS the due execution hereof this 10th day of November, 2022.

/s/ John T. Collins	/s/ Thomas M. O’Neill
John T. Collins	Thomas M. O’Neill

/s/ J. Christopher Donahue	/s/ Madelyn A. Reilly
J. Christopher Donahue	Madelyn A. Reilly

/s/ John B. Fisher	/s/ P. Jerome Richey
John B. Fisher	P. Jerome Richey

/s/ G. Thomas Hough	/s/ John S. Walsh
G. Thomas Hough	John S. Walsh

/s/ Maureen Lally-Green
Maureen Lally-Green

FEDERATED HERMES EQUITY FUNDS

Amendment No. 69

to the

RESTATED AND AMENDED DECLARATION OF TRUST

Dated August 15, 1995

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 – Establishment of Series or Classes of Article III – BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Hermes MDT Small Value Fund

Class A Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Federated Hermes International Strategic Value Dividend Fund

Class A Shares

Class C Shares

Class R6 Shares

Institutional Shares

Federated Hermes Kaufmann Fund

Class A Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Hermes Kaufmann Large Cap Fund

Class A Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Federated Hermes Kaufmann Small Cap Fund

Class A Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Federated Hermes MDT Mid Cap Growth Fund

Class A Shares

Class C Shares

Class R6 Shares

Institutional Shares

Federated Hermes Prudent Bear Fund

Class A Shares

Class C Shares

Institutional Shares

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Federated Hermes Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

The undersigned hereby certify that the above-stated Amendment No. 68 is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees as of the date hereof, to be deemed effective as of November 26, 2025.

WITNESS the due execution hereof this 13th day of November, 2025.

John G. Carson	Max F. Miller

J. Christopher Donahue	Frank J. Nasta

John B. Fisher	Thomas M. O’Neill

G. Thomas Hough	Madelyn A. Reilly

Karen L. Larimer	John S. Walsh